As filed with the Securities and Exchange Commission on June 14, 2024

Securities Act File No. 333-278658

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒ Registration Statement under the Securities Act of 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

and/or

☐ Registration Statement under the Investment Company Act of 1940

☐ Amendment No.

CION Investment Corporation

(Exact Name of Registrant as Specified in Charter)

100 Park Avenue, 25th Floor

New York, NY 10017

(Address of Principal Executive Offices)

(212) 418-4700

(Registrant’s Telephone Number, Including Area Code)

Eric A. Pinero

Chief Legal Officer

100 Park Avenue, 25th Floor

New York, NY 10017

(Name and Address of Agent for Service)

Copies of information to:

Jonathan Gaines, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Tel. No. (212) 698-3500

Fax No. (212) 698-3599

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ___.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (the “Exchange Act”)).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus (Subject to Completion)

June 14, 2024

$350,000,000

CION INVESTMENT CORPORATION,

a CION Investments company

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to generate current income and, to a lesser extent, capital appreciation for our investors. We seek to meet our investment objective by investing primarily in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, including corporate bonds and long-term subordinated loans, referred to as mezzanine loans, and equity, of private and thinly traded U.S. middle-market companies.

We are managed by CION Investment Management, LLC, or CIM, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, and our affiliate. Pursuant to an investment advisory agreement with us, CIM oversees the management of our activities and is responsible for making investment decisions for our investment portfolio. We have also entered into an administration agreement with CIM to provide us with administrative services necessary for us to operate. We elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $350,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” We may sell our securities directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus and any related free writing prospectuses. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus and any related free writing prospectuses.

Our common stock is traded on the New York Stock Exchange, or the NYSE, under the symbol “CION”. In addition, our common stock and our Series A Notes due 2026 are traded in Israel on the Tel Aviv Stock Exchange Ltd., or the TASE, under the symbol “CION” and “CION B1”, respectively. The last reported closing price for our common stock on the NYSE on June 10, 2024 was $12.24 per share. The net asset value, or NAV, of our common stock as of March 31, 2024 (the last date prior to the date of this prospectus as of which we determined NAV) was $16.05 per share.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read and retain for future reference this prospectus, the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference herein or therein, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC, which we incorporate by reference herein. See “Incorporation by Reference” in this prospectus. This information will be available by written or oral request and free of charge or you may make other shareholder inquiries by contacting us at 100 Park Avenue, 25th Floor, New York, New York 10017, on our website at www.cionbdc.com, or by telephone toll free at 1-877-822-4276 or collect at (212) 418-4700. The SEC also maintains a website at http://www.sec.gov that contains this information without charge. Information contained on or accessed through our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus.

Shares of closed-end investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in an offering made pursuant to this prospectus or any related prospectus supplement. Investing in our securities is considered speculative and involves a high degree of risk. Before investing in our securities, you should review carefully the risks and uncertainties, including the risk of a substantial loss of investment, credit risk and the risk of the use of leverage, described in the section titled “Risk Factors” beginning on page 14 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectus we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

Substantially all the debt securities in which we invest are below investment grade debt securities and are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement and any related free writing prospectus.

The date of this prospectus is      , 2024

ABOUT THIS PROSPECTUS

This prospectus, any accompanying prospectus supplement and any related free writing prospectus are part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings or series, up to $350,000,000 of our common stock, preferred stock, subscription rights, debt securities or warrants representing rights to purchase common stock, preferred stock or debt securities at prices and on terms to be determined at the time of the offering and described in one or more supplements to this prospectus. We may sell our securities directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus or related free writing prospectuses.

This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus, the applicable prospectus supplement and any related free writing prospectus, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read this prospectus, any accompanying prospectus supplement and any related free writing prospectus, together with any exhibits, documents and additional information described in the sections titled “Available Information”, “Incorporation by Reference”, “Prospectus Summary”, and “Risk Factors”.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference or will be filed or incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

You should rely only on the information contained in or incorporated by reference into this prospectus, any accompanying prospectus supplement or any related free writing prospectus prepared by us or on our behalf or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make any representations as to matters not contained in this prospectus, any accompanying prospectus supplement, any related free writing prospectus, or the documents incorporated by reference herein or therein prepared by us or on our behalf or to which we have referred you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplement and any related free writing prospectus prepared by us or on our behalf or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information contained in or incorporated by reference into this prospectus, any accompanying prospectus supplement or any related free writing prospectus is accurate as of any date other than their respective dates. Our financial condition, results of operations and prospects may have changed since any such date. To the extent required by law, we will amend or supplement the information contained in or incorporated by reference into this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of this prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to this prospectus and any accompanying prospectus supplement.

i

You should rely only on the information contained in this prospectus or any accompanying supplement to this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date. We will update this prospectus to reflect material changes to the information contained herein.

ii

iii

PROSPECTUS SUMMARY

This summary highlights some of the information contained elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all the information that you should consider before investing in our securities. You should read the more detailed information contained in this prospectus carefully, together with any applicable prospectus supplements or free writing prospectuses, especially the information set forth under “Risk Factors” below, “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K, “Part II—Item 1A. Risk Factors” in our most recent Quarterly Reports on Form 10-Q, in our Current Reports on Form 8-K, as well as in any amendments to the foregoing reflected in subsequent SEC filings, and the information set forth under the caption “Available Information” in this prospectus. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our consolidated financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Any yield information contained or incorporated by reference into this prospectus related to investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Unless otherwise noted, the terms “we,” “us,” “our,” and “Company” refer to CION Investment Corporation and its consolidated subsidiaries. In addition, the terms “Adviser,” “Administrator,” and “CIM” refer to CION Investment Management, LLC, our affiliate that serves as our investment adviser and administrator, and “CIG” refers to CION Investment Group, LLC, of which CIM is a subsidiary.

Amounts and percentages presented herein may have been rounded for presentation and all dollar amounts, excluding share and per share amounts, are presented in thousands unless otherwise noted. In addition, all share and per share amounts have been retroactively adjusted, as applicable, to reflect the two-to-one reverse stock split, which became effective on September 21, 2021, or the Reverse Stock Split.

CION Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We elected to be treated for U.S. federal income tax purposes as a RIC as defined under Subchapter M of the Code.

We are managed by CIM, our affiliate and a registered investment adviser under the Advisers Act. Pursuant to an investment advisory agreement with us, CIM oversees the management of our activities and is responsible for making investment decisions for our portfolio. We have also entered into an administration agreement with CIM to provide us with administrative services necessary for us to operate. CIM is a controlled and consolidated subsidiary of CIG, our affiliate. As a member of CIM, CIG’s investment professionals provide investment advisory services, including advice, evaluation and recommendations with respect to our investments. Additionally, Apollo Investment Management, L.P., or AIM, a subsidiary of Apollo Global Management, Inc. (NYSE: APO), or Apollo, also a member of CIM and a registered investment adviser under the Advisers Act, performs certain services for CIM, which include, among other services, providing (a) trade and settlement support; (b) portfolio and cash reconciliation; (c) market pipeline information regarding syndicated deals, in each case, as reasonably requested by CIM; and (d) monthly valuation reports and support for all broker-quoted investments. AIM may also, from time to time, provide us with access to potential investment opportunities made available on Apollo’s credit platform on a similar basis as other third-party market participants. All of our investment decisions are the sole responsibility of, and are made at the sole discretion of, CIM’s investment committee, which consists entirely of CIG senior personnel.

Our investment objective is to generate current income and, to a lesser extent, capital appreciation for our investors. We seek to meet our investment objective by utilizing the experienced management team of CIM, which includes its access to the relationships and human capital of its affiliates in sourcing, evaluating and structuring transactions, as well as monitoring and servicing our investments. Our portfolio is comprised primarily of investments in senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, and equity, of private and thinly traded U.S. middle-market companies. We define middle-market companies as companies that generally possess annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of $75 million or less, with experienced management teams, significant free cash flow, strong competitive positions and potential for growth.

In addition, we may from time to time invest up to 30% of our assets opportunistically in other types of investments, including collateralized securities, structured products and other similar securities and the securities of larger public companies and foreign securities, which may be deemed “non-qualifying assets” for the purpose of complying with investment restrictions under the 1940 Act. See “Regulation-Qualifying Assets” in this prospectus.

In connection with our debt investments, we may receive equity interests such as warrants or options as additional consideration. We may also purchase equity interests in the form of common or preferred stock in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor. We expect that our investments will generally range between $5 million and $50 million each, although investments may vary as the size of our capital base changes and will ultimately be at the discretion of CIM subject to oversight by our board of directors. We have made and intend to make smaller investments in syndicated loan opportunities, which typically include investments in companies with annual EBITDA of greater than $75 million, subject to liquidity and diversification constraints.

To enhance our opportunity for gain, we employ leverage as market conditions permit and at the discretion of CIM. On March 23, 2018, an amendment to Section 61(a) of the 1940 Act was signed into law to permit BDCs to reduce the minimum “asset coverage” ratio from 200% to 150% and, as a result, to potentially increase the ratio of a BDC’s debt to equity from a maximum of 1-to-1 to a maximum of 2-to-1, so long as certain approval and disclosure requirements are satisfied. At our Special Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150% (i.e., $2 of debt outstanding for each $1 of equity), which allows us to increase the maximum amount of leverage that we are permitted to incur. Such asset coverage ratio became effective on December 31, 2021. We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. See “Regulation” in this prospectus for a discussion of BDC regulation and other regulatory considerations.

As a BDC, we are subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which we may be prohibited from doing so under the 1940 Act, such as CIM and its affiliates, unless we obtain an exemptive order from the SEC. On August 30, 2022, we, CIM and certain of our affiliates were granted an order for exemptive relief, or the Order, by the SEC for us to co-invest with other funds managed by CIM or certain affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, we generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing, and (4) the proposed investment by us would not benefit CIM or its affiliates or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the Order and applicable law, including the limitations set forth in Section 57(k) of the 1940 Act. In addition, the Order permits us to co-invest in our existing portfolio companies with certain affiliates that are private funds, even if such private funds did not have an investment in such existing portfolio company. Even though we were granted the Order by the SEC, CIM’s investment committee may determine that we should not participate in a co-investment transaction. See “Certain Relationships and Related Party Transactions” in this prospectus.

Organizational Overview

We were incorporated under the general corporation laws of the State of Maryland on August 9, 2011. On December 17, 2012, we successfully raised gross proceeds from unaffiliated outside investors of at least $2,500, or the minimum offering requirement, and commenced operations.

Our initial continuous public offering commenced on July 2, 2012 and ended on December 31, 2015, and our follow-on continuous public offering commenced on January 25, 2016 and ended on January 25, 2019, the date on which we closed the public offering of our shares. On October 5, 2021, our shares of common stock commenced trading on the NYSE under the ticker symbol “CION”, or the Listing. Since commencing our initial continuous public offering on July 2, 2012 and through March 31, 2024, we sold 53,760,605 shares of common stock for corresponding net proceeds of $1,128,675. The net proceeds include gross proceeds received from reinvested shareholder distributions of $237,451 pursuant to our pre-Listing distribution reinvestment plan, for which we issued 13,523,489 shares of common stock, and gross proceeds paid for shares of common stock repurchased of $264,062, for which we repurchased 16,508,762 shares of common stock. As of March 31, 2024, 16,508,762 shares of common stock repurchased had been retired.

On February 26, 2023, our shares of common stock and our Series A Notes listed and commenced trading in Israel on the TASE under the ticker symbol “CION” and “CION B1,” respectively. For a detailed discussion of our Series A Notes, refer to “Part II—Item 8. Consolidated Financial Statements and Supplementary Data—Note 8” of our most recent Annual Report on Form 10-K.

On September 15, 2023, our shareholders approved a proposal that authorizes us to issue shares of our common stock at prices below the then current NAV per share of our common stock in one or more offerings for a 12-month period following such shareholder approval. As of March 31, 2024, we had not issued any such shares. See “Regulation” in this prospectus.

About CIM

CIM is a registered investment adviser and our affiliate. CIM is a controlled and consolidated subsidiary of CIG and part of the CION Investments group of companies, or CION Investments. We believe that CION Investments is a leading manager of alternative investment solutions that focuses on alternative credit strategies for individual investors. CION Investments is headquartered in New York, with offices in Los Angeles and Boston.

Mark Gatto and Michael A. Reisner, together with Keith S. Franz, Gregg A. Bresner, Stephen Roman, Eric A. Pinero and Charlie Arestia, form the senior management team of CIM. Both Messrs. Gatto and Reisner have significant managerial and investing experience and serve as our co-chairmen and co-chief executive officers.

CIM’s senior management team has extensive experience in lending to private U.S. middle-market companies and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, focusing on risk management and delivering risk-adjusted returns that typically are collateralized by a company’s business-essential equipment or corporate infrastructure.

Pursuant to an administration agreement, CIM furnishes us with office facilities and equipment, and clerical, bookkeeping and record keeping services. CIM also oversees our financial records and prepares our reports to shareholders and reports filed with the SEC. CIM also performs the calculation and publication of our NAV and oversees the preparation and filing of our tax returns, the payment of our expenses and the performance of various third-party service providers. Furthermore, CIM provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. On August 7, 2023, our board of directors, including a majority of the board of directors who are not interested persons, approved the renewal of the administration agreement with CIM for a period of twelve months commencing August 9, 2023.

About CION Investments

We believe that CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION Investments strives to level the playing field by giving investors direct access to asset management historically only available to the largest institutions. CION Investments provides distribution services as well through CION Securities, LLC, or CION Securities, one of our affiliates.

Portfolio and Investment Activity

We engage in the purchase of debt and equity securities primarily issued by portfolio companies and lend directly to portfolio companies. The following tables summarize the composition of our investment portfolio at amortized cost and fair value as of March 31, 2024 and December 31, 2023:

	March 31, 2024
		Investments	Percentage of
	Investments	Fair	Investment
	Cost(1)	Value	Portfolio
Senior secured first lien debt	$1,518,099	$1,465,051	84.2%
Senior secured second lien debt	28,103	28,460	1.6%
Collateralized securities and structured products - equity	1,088	1,004	0.1%
Unsecured debt	24,281	5,506	0.3%
Equity	206,901	240,679	13.8%
Subtotal/total percentage	1,778,472	1,740,700	100.0%
Short term investments(2)	130,137	130,137
Total investments	$1,908,609	$1,870,837
Number of portfolio companies			109
Purchased at a weighted average price of par			97.32%
Gross annual portfolio yield based upon the purchase price(3)			11.52%
(1)

Represents amortized cost for debt investments and cost for equity investments. Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.

(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.
(3)

The gross annual portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees and does not consider the cost of leverage.

	December 31, 2023
		Investments	Percentage of
	Investments	Fair	Investment
	Cost(1)	Value	Portfolio
Senior secured first lien debt	$1,604,111	$1,565,171	85.0%
Senior secured second lien debt	41,280	29,111	1.6%
Collateralized securities and structured products - equity	2,362	1,096	0.1%
Unsecured debt	31,693	12,874	0.7%
Equity	182,738	232,572	12.6%
Subtotal/total percentage	1,862,184	1,840,824	100.0%
Short term investments(2)	113,446	113,446
Total investments	$1,975,630	$1,954,270
Number of portfolio companies			111
Purchased at a weighted average price of par			96.33%
Gross annual portfolio yield based upon the purchase price(3)			12.12%
(1)	Represents amortized cost for debt investments and cost for equity investments. Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on our investments.
(2)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.
(3)	The gross annual portfolio yield does not represent and may be higher than an actual investment return to shareholders because it excludes our expenses and all sales commissions and dealer manager fees and does not consider the cost of leverage.

Market Opportunity

According to the National Center for the Middle Market Year-End 2023 Middle Market Indicator, there are approximately 200,000 U.S. middle-market companies employing approximately 48 million people. Approximately 59% of middle market companies have increased their workforce by an average of 9.6%, which is well above the overall average middle market employment growth rate of 4.8%. In addition, the U.S. middle-market accounts for approximately one-third of private sector gross domestic product, or GDP, which, measured on a global scale, would be the fifth largest global economy. Collectively, the U.S. middle market generates more than $10 trillion in annual revenue. The year-over-year revenue growth rate realized by the middle market reached an all-time high of 12.4%, with 83% of middle market companies reporting revenue increases in 2023 and 55% of middle market companies experiencing double-digit growth compared to 2022. The National Center for the Middle Market defines middle-market companies as those with $10 million to $1 billion in annual revenue, which we believe has significant overlap with our definition of middle-market companies that generally possess EBITDA of $75 million or less.

We believe that the market for lending to private U.S. middle-market companies continues to present a compelling investment opportunity. CIM’s management team has witnessed significant demand for debt capital among middle-market companies that have the characteristics we target. We believe that this demand, coupled with the fragmented availability of funding within our target market, will continue to enable us to achieve favorable transaction pricing. For a further discussion of the market opportunities associated with our focus on U.S. middle market companies, see Part I, Item 1, “Business—Market Opportunity” in our most recent Annual Report on Form 10-K.

Characteristics of and Risks Related to Investments in Private Companies

We have invested and continue to invest primarily in the debt of privately held companies. Investments in private companies pose significantly greater risks as compared to investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. Second, the investments themselves are often illiquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. In addition, little public information generally exists about private companies. Finally, these companies often do not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of CIM to obtain adequate information through its due diligence efforts to evaluate the creditworthiness of, and risks involved with, investing in these companies. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy and Process

When evaluating an investment, we use the resources of CIM to develop an investment thesis and a proprietary view of a potential company’s value. When identifying prospective portfolio companies, we focus on certain attributes that we believe will help us generate higher total returns with an acceptable level of risk.

We seek to invest in middle-market, private companies that generally possess annual EBITDA of $75 million or less at the time of investment. We seek to invest in companies that we believe possess advantages in scale, scope, customer loyalty, product pricing or product quality versus their competitors, minimizing sales risk and protecting profitability. We focus on investments in which the target company has an experienced management team with an established track record of success. We typically require the portfolio companies to have in place proper incentives to align management’s goals with ours. We seek to create a portfolio of companies engaged in a variety of industries and located in a variety of geographic locations, thereby potentially reducing the risk of a downturn in any one industry, including, without limitation, because of inflation, high interest rates, the risk of recession, or geographic location having a disproportionate impact on the value of our portfolio. Finally, we focus our investment activity primarily in companies whose business models and growth prospects offer attractive exit possibilities. For a detailed discussion of our investment strategy, see Part I, Item 1, “Business—Investment Strategy” in our most recent Annual Report on Form 10-K.

Also see “Investment Types,” “Risk Management,” and “Investment Process” in Part I, Item 1. “Business” of our most recent Annual Report on Form 10-K, “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and in “Part I—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q, for summary information regarding our investment portfolio and process.

Potential Competitive Advantages

We believe that we offer to our investors potential competitive advantages over other capital providers to private U.S. middle-market companies. CIM’s senior management team believes that the breadth and depth of its experience provides us with a significant competitive advantage in sourcing attractive investment opportunities worldwide, and we believe that CIM has proven its ability to source, structure and manage private investments for us since our inception in 2012. CIM seeks to identify attractive investment opportunities both through its active origination channels and through its long-term relationships with numerous corporate and fund management teams, members of the financial community and potential corporate partners. Although CIM focuses primarily on senior secured first lien debt, we believe that CIM’s broad expertise and experience in transaction structuring at all levels of a company’s capital structure affords us numerous tools to manage risk while preserving the opportunity for returns on investments. We attempt to capitalize on this expertise in an effort to produce an investment portfolio that will perform in a broad range of economic conditions. For a detailed discussion of our potential competitive advantages, see Part I, Item 1, “Business—Potential Competitive Advantages” in our most recent Annual Report on Form 10-K.

Implications of No Longer Being a Non-Accelerated Filer

Due to our Listing, we are no longer a “non-accelerated filer” as defined in Rule 12b-2 of the Exchange Act and as a result, we are required to comply with the independent auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, which requires our independent registered public accounting firm to provide an attestation report on the effectiveness of our internal control over financial reporting. Complying with Section 404(b) requires a rigorous compliance program as well as adequate time and resources. We are subject to significant documentation and administrative burdens as a result of being required to comply with Section 404(b), which requires us to utilize additional resources, and our internal controls may not be determined to be effective, which may adversely affect investor confidence in us and, as a result, the value of our securities.

Plan of Distribution

We may sell our securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement and any free writing prospectus will set forth the terms of the offering of such securities. See “Plan of Distribution” in this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. We may also authorize one or more free writing prospectuses to be provided to you in connection with any offering.

Estimated Use of Proceeds

Unless otherwise specified in a prospectus supplement or a free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus to make investments in private U.S. middle market companies in accordance with our investment objective and using the strategies described in and incorporated by reference into this prospectus. We anticipate that the remainder will be used for working capital and general corporate purposes, including potential payments on our financing arrangements or distributions to shareholders. However, we have not established limits on the use of proceeds for a specific offering.

We anticipate that we will use substantially all the net proceeds of an offering of securities for the above purposes within approximately six months after the completion of the offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace. During this period, we may use the net proceeds from our offering to reduce then-outstanding indebtedness or to invest such proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC. We intend to seek to invest the net proceeds received in the offering as promptly as practicable after receipt thereof. We may employ a portion of the net proceeds to pay operating expenses, distributions to shareholders, and for general corporate purposes. There can be no assurance we will be able to sell all the securities we are registering. If we sell only a portion of the securities we are registering, we may be unable to achieve our investment objective or continue to invest in a variety of portfolio companies. See “Estimated Use of Proceeds” in this prospectus.

Taxation

We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders from our tax earnings and profits. To qualify for and maintain our RIC tax treatment, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to shareholders annually at least 90% of our “investment company taxable income”, which is generally equal to the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, if any, and determined without regard to any deduction for distributions paid. See “Material U.S. Federal Income Tax Considerations” in this prospectus.

Distributions and Distribution Reinvestment Plan

Our board of directors delegated to management the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which are ratified by the board of directors, each on a quarterly basis. We intend to pay distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. Therefore, subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare, and pay base cash distributions on a quarterly basis. Base, supplemental and special distributions in respect of future periods will be evaluated by management and our board of directors based on circumstances and expectations existing at the time of consideration. See Part I, Item 1, “Business—Distributions” of our most recent Annual Report on Form 10-K, and “Price Range of Common Stock and Distributions” and “Material U.S. Federal Income Tax Considerations” in this prospectus for additional details on distributions to our shareholders.

We have adopted an “opt out” distribution reinvestment plan, or the distribution reinvestment plan, pursuant to which you have the full amount of your cash distributions reinvested in additional common stock. Participants in our distribution reinvestment plan are free to participate in or terminate participation in the distribution reinvestment plan within a reasonable time as specified in the plan. If you elect to not participate in the plan, you will receive any distributions we declare and pay in cash. In addition to the documents incorporated by reference in the paragraph directly above, see “Distribution Reinvestment Plan” in this prospectus for additional details.

Advisory Fees

Pursuant to our investment advisory agreement, as amended and restated, we pay CIM an annual base management fee based on our gross assets as well as incentive fees based on our performance. The annual base management fee is calculated at a rate of 1.5% of the average value of our gross assets (including cash pledged as collateral for our secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) to the extent that our asset coverage ratio is greater than or equal to 200% (i.e., $1 of debt outstanding for each $1 of equity); provided that, the annual base management fee is reduced to 1.0% of the average value of our gross assets (including cash pledged as collateral for our secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) purchased with leverage resulting in our asset coverage ratio dropping below 200%. At our Special Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150%, which became effective on December 31, 2021. The annual base management fee is payable to CIM quarterly in arrears and is calculated based on the two most recently completed calendar quarters.

The incentive fee consists of two parts.

●	The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable to CIM quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on our net assets at the beginning of the calendar quarter, equal to 1.625% per quarter, or an annualized rate of 6.5%, or the hurdle rate. We pay to CIM (x) 100.0% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 1.970% in any calendar quarter (7.879% annualized) and (y) 17.5% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.970% in any calendar quarter (7.879% annualized); and
●	The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments from our investment portfolio during operations and is determined and payable to CIM in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 17.5% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains.

For more information on the advisory fees payable from us to CIM, see “Investment Advisory Agreement” in this prospectus and the documents incorporated by reference therein. For a discussion of the risks related to CIM and its affiliates, see “Risk Factors” in this prospectus, “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, and “Risk Factors” in Part II, Item 1A of our most recent Quarterly Report on Form 10-Q.

Administration

CIM is reimbursed for administrative expenses it incurs on our behalf. See “Administration Agreement” in this prospectus.

Conflicts of Interest

CIM and certain of its affiliates experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

●	The directors, officers and other personnel of CIM allocate their time between advising us and managing other investment activities and business activities in which they may be involved;
●	The compensation payable by us to CIM has been and will continue to be approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and under the 1940 Act standard applicable to investment advisory agreement decisions. Such compensation is payable, in most cases, whether or not our shareholders receive distributions;
●	We may compete with certain affiliates for investments, which would subject CIM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;
●	Regardless of the quality of the assets acquired, the services provided to us or whether we pay distributions to our shareholders, CIM will receive certain fees in connection with the management and sale of our portfolio investments;
●	CIM and its affiliates may give advice and recommend securities to other clients that may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours since, among other things, our tax positions may differ, amounts available for investment may differ and we may have different investment concentration criteria;
●	CIM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships, or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of CIM;
●	Our senior management, members of CIM’s investment committee and other investment professionals from CIM may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of such company or applicable law; and
●	Certain provisions of the 1940 Act and its rules thereunder may impose certain restrictions on our ability to invest in securities of the same companies in which other clients of CIM and/or its affiliates are invested. On August 30, 2022, we, CIM and certain of our affiliates were granted the Order by the SEC for us to co-invest with other funds managed by CIM or certain affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Co-investments made under the Order are also subject to compliance with the conditions and other requirements contained in the Order provided by the SEC. These co-investment opportunities, if any, may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

Use of Leverage – Our Financing Arrangements

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of CIM. Our (i) $675 million senior secured credit facility, or the JPM Credit Facility, with JPMorgan Chase Bank, National Association, or JPM, (ii) $150 million repurchase agreement, or the UBS Facility, with UBS AG, or UBS, (iii) $125 million senior unsecured notes due in 2026, or the 2026 Notes, (iv) $100 million senior unsecured notes due in 2027, or the 2027 Notes, (v) $30 million unsecured term loan, or the 2021 More Term Loan, with More Provident Funds Ltd., or More, (vi) $50 million unsecured term loan, or the 2022 More Term Loan, with More, and (vii) approximately $114.8 million in Series A unsecured notes due in 2026, or the Series A Notes, allow us to borrow money and lever our investment portfolio, subject to the limitations of the 1940 Act, with the objective of increasing our yield. This is known as “leverage” and could increase or decrease returns to our shareholders. The use of leverage involves significant risks. As of March 31, 2024, our total outstanding consolidated indebtedness, at par value, was approximately $1.07 billion, $650.0 million of which was secured and was indebtedness of our subsidiaries, and we had $175.0 million of commitments available to be borrowed under our existing secured financing arrangements. See Note 8 “Financing Arrangements” of our Consolidated Financial Statements in Part II, Item 8 of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

On March 23, 2018, an amendment to Section 61(a) of the 1940 Act was signed into law to permit BDCs to reduce the minimum “asset coverage” ratio from 200% to 150% and, as a result, to potentially increase the ratio of a BDC’s debt to equity from a maximum of 1-to-1 to a maximum 2-to-1, so long as certain approval and disclosure requirements are satisfied. At our Special Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150%, which allows us to increase the maximum amount of leverage that we are permitted to incur. Such asset coverage ratio became effective on December 31, 2021. We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. As of March 31, 2024 and December 31, 2023, our asset coverage ratio based on the aggregate amount outstanding of our senior securities was 181% and 181%, respectively.

CION/EagleTree Partners, LLC – Joint Venture with EagleTree Capital, LP

On December 21, 2021, we formed CION/EagleTree Partners, LLC, or CION/EagleTree, an off-balance sheet joint venture partnership with ET-BC Debt Opportunities, LP, or ET-BC, which is an affiliate of EagleTree Capital, LP, or EagleTree. EagleTree made a Firm-level investment with proprietary capital. CION/EagleTree jointly pursues debt and equity opportunities, as well as special situation, crossover, subordinated and other junior capital investments that leverages our and EagleTree’s combined sourcing and portfolio management capabilities.

We contributed a portfolio of second lien loans and equity investments and ET-BC contributed proprietary Firm-level cash in exchange for 85% and 15%, respectively, of the senior secured notes, participating preferred equity, and common share interests of CION/EagleTree. On November 16, 2023, we purchased a portion of the CION/EagleTree senior secured notes held by ET-BC. As a result, as of December 31, 2023, we held $59,598 and ET-BC held $4,904 of the CION/EagleTree senior secured notes. We and ET-BC are not required to make any additional capital contributions to CION/EagleTree. Our equity investment in CION/EagleTree is not redeemable. All portfolio and other material decisions regarding CION/EagleTree must be submitted to its board of managers, which is comprised of four members, two of whom were selected by us and the other two were selected by ET-BC. Further, all portfolio and other material decisions require the affirmative vote of at least one board member from us and one board member from ET-BC.

Recent Developments

Q2 2024 Base Distribution

On May 6, 2024, our co-chief executive officers declared a quarterly base distribution of $0.36 per share for the second quarter of 2024, payable on June 17, 2024 to shareholders of record as of June 3, 2024.

Mid-Year Supplemental Distribution

On June 11, 2024, our co-chief executive officers declared a mid-year supplemental distribution of $0.05 per share for the period ending June 30, 2024, payable on July 12, 2024 to shareholders of record as of June 28, 2024.

Third Amendment to JPM Credit Facility

On May 14, 2024, 34th Street Funding, LLC, our wholly-owned, special purpose financing subsidiary, entered into a Third Amendment to the Third Amended and Restated Loan and Security Agreement, or the Third Amendment, with JPM. Under the Third Amendment, the reinvestment period was extended from May 15, 2024 to June 17, 2024 as a bridge to the parties entering into a broader amendment to the JPM Credit Facility.

Corporate Information

Our and CIM’s principal executive offices are located at 100 Park Avenue, 25th Floor, New York, New York 10017, and we can be reached by telephone at (212) 418-4700. We maintain a website at www.cionbdc.com. Information contained on or accessed through our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various fees and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on amounts incurred during the three months ended March 31, 2024, annualized for the full year ending December 31, 2024. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “the Company,” or that “we” will pay fees or expenses, the holders of our common stock will indirectly bear such fees or expenses as investors in us. In the event that shares to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement and any related free writing prospectus will restate the information included in this table and example to reflect the applicable sales load and applicable fees and expenses.

Shareholder transaction expenses (as a percentage of offering price):
Sales load(1)	—%
Offering costs (2)	—%
Distribution reinvestment plan fees(3)	—%
Total shareholder transaction expenses (as a percentage of offering price)(2)	—%
Estimated annual expenses (as a percentage of average net assets attributable to common stock):(4)
Base management fees(5)	3.15%
Accrued incentive fees pursuant to our investment advisory agreement (17.5% of investment income, subject to a hurdle rate, and capital gains fee)(6)	3.17%
Interest payments on borrowed funds(7)	11.16%
Other expenses(8)	1.35%
Total estimated annual expenses(9)	18.83%
(1)

In the event that the securities are sold to or through underwriters or agents, a corresponding prospectus supplement and any related free writing prospectus will disclose the applicable sales load (underwriting discount or commission) and the example will be updated accordingly. Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. This table does not include any sales load that shareholders may have paid in connection with their purchase of shares of our common stock.

(2)

The applicable prospectus supplement and any related free writing prospectus will disclose the applicable amount of offering costs and total shareholder transaction expenses that will supersede the information included in this prospectus.

(3)

The expenses of the distribution reinvestment plan are included in “Other expenses” in the table. The plan administrator’s fees are paid by us. There will be no brokerage charges or other charges to shareholders who participate in the distribution reinvestment plan. See “Distribution Reinvestment Plan.”

(4)	Average net assets attributable to common stock used to calculate the percentages in this table equals our average net assets of approximately $871 million for the three months ended March 31, 2024.
(5)

The base management fees referenced in the table above are based upon the actual amounts incurred during the three months ended March 31, 2024, annualized for the full year ending December 31, 2024. Our annual base management fee payable to CIM pursuant to our investment advisory agreement is calculated at a rate of 1.5% of the average value of our gross assets (including cash pledged as collateral for our secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) to the extent that our asset coverage ratio is greater than or equal to 200% (i.e., $1 of debt outstanding for each $1 of equity); provided that, the annual base management fee is reduced to 1.0% of the average value of our gross assets (including cash pledged as collateral for our secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) purchased with leverage resulting in our asset coverage ratio dropping below 200%. At our Special Meeting of Shareholders on December 30, 2021, shareholders approved a proposal to reduce our asset coverage ratio to 150% (i.e., $2 of debt outstanding for each $1 of equity), which became effective on December 31, 2021. The annual base management fee is payable to CIM quarterly in arrears and is calculated based on the two most recently completed calendar quarters. The base management fee for any partial quarter will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter. For more detailed information about our base management fee payable to CIM under the terms of the investment advisory agreement, please also see Note 4

“Transactions with Related Parties” of our Consolidated Financial Statements in Part II, Item 8 of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

(6)

The incentive fees payable to CIM referenced in the table above are based on the actual amount of the subordinated incentive fee on income recorded during the three months ended March 31, 2024, annualized for the full year ending December 31, 2024.

The incentive fee consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, is calculated and payable to CIM quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on our net assets at the beginning of the calendar quarter, equal to 1.625% per quarter, or an annualized hurdle rate of 6.5%. We pay to CIM (x) 100.0% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 1.970% in any calendar quarter (7.879% annualized) and (y) 17.5% of the amount of our pre-incentive fee net investment income, if any, that exceeds 1.970% in any calendar quarter (7.879% annualized). The subordinated incentive fee on income for any partial quarter will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar quarter. The amount in the table is based on our most recent financial performance for the three months ended March 31, 2024.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is earned on liquidated investments from our investment portfolio during operations and is determined and payable to CIM in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 17.5% of our incentive fee capital gains, which is our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. For the three months ended March 31, 2024, we had no liability for and did not record any capital gains incentive fees. As we cannot predict whether we will meet the thresholds for incentive fees payable to CIM under the investment advisory agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred during the three months ended March 31, 2024. The amount in the table assumes that the incentive fee on capital gains will be 0.0% of average net assets and is based on actual and projected realized capital gains on our investments through March 31, 2024 and the unrealized appreciation or depreciation of our investments and assumed converted to realized capital gains or losses on such date. See “Investment Advisory Agreement” in this prospectus for a further explanation of how these incentive fees are calculated. Also, see Note 4 “Transactions with Related Parties” of our Consolidated Financial Statements in Part II, Item 8 of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

(7)

We have borrowed funds to make investments. The costs associated with such borrowings are indirectly borne by our shareholders. Interest payments on borrowed funds includes our interest expense based on borrowings under our $125 million 2026 Notes and our $30 million 2021 More Term Loan for the three months ended March 31, 2024, which pay interest at 4.5% and 5.2% per year, respectively. In addition, interest payments on borrowed funds includes our interest expense based on borrowings under our $675 million JPM Credit Facility, our $150 million UBS Facility, our $114.8 million Series A Notes, our $100 million 2027 Notes and our $50 million 2022 More Term Loan for the three months ended March 31, 2024, which bore weighted average interest rates of 8.79%, 8.72%, 9.10%, 10.06% and 8.83%, respectively. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue additional debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act. Our ability to incur additional leverage during 2024 depends, in large part, on our ability to locate additional debt financing on attractive terms or at all, and there is no guarantee we will do so or that such financing will be at the cost noted in the table above.

(8)

Other expenses include our overhead expenses, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by CIM in performing its obligations under the administration agreement. See “Administration Agreement” in this prospectus. For more detailed information about the terms of the administration agreement, please also see Note 4 “Transactions with Related Parties” of our Consolidated Financial Statements in Part II, Item 8 of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

Other expenses also include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer and their respective staff and other administrative personnel and fees payable to our independent directors. Our short-term investments consist of an investment in the First American Treasury Obligations Fund, Class Z Shares, in which we paid manager fees and expenses equal to 0.18% of our total investment in the fund during the three months ended March 31, 2024, which are “acquired fund fees and expenses” and are included within Other expenses in the table above.

The amount presented in the table includes the amounts incurred during the three months ended March 31, 2024, annualized for the full year ending December 31, 2024.

(9)

Total estimated annual expenses as a percentage of average net assets attributable to common stock are higher than the total estimated annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The reason for presenting expenses as a percentage of average net assets attributable to common stock is that our common shareholders bear all our fees and expenses.

Example

The below example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the below expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and have excluded the subordinated incentive fee on income. In the event that shares are sold to or through underwriters or agents, a corresponding prospectus supplement and any related free writing prospectus will restate this example to reflect the applicable sales load and estimated offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to a capital gains incentive fee):	$164	$439	$654	$1,011

The example is designed to assist shareholders in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, and considering our performance will vary, the incentive fees under the investment advisory agreement may not be earned or payable and are not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and gross unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses would be higher.

Assuming, however, that the incentive fee on capital gains under the investment advisory agreement is earned and payable and the subordinated incentive fee on income is not earned and payable the following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return solely from realized capital gains (all of which is subject to a capital gains incentive fee):	$173	$458	$677	$1,028

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below NAV. See “Distribution Reinvestment Plan” in this prospectus for additional information.

RISK FACTORS

Investing in our securities involves a high degree of risk, including those relating to our structure and investment objective. Before deciding whether to invest in our securities, you should carefully consider these and other risks and uncertainties in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and those risks discussed in the section titled “Part I—Item 1A.—Risk Factors” in our most recent Annual Report on Form 10-K, “Part II—Item 1A.—Risk Factors” in our most recent Quarterly Report filed on Form 10-Q, our Current Reports filed on Form 8-K, as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, all incorporated by reference herein, together with all of the other information contained or incorporated by reference into this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks incorporated by reference are not the only risks we face, but they are the principal risks associated with an investment in us. If any of these risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the market price per share of our common stock could decline or the value of our preferred stock, warrants, subscription rights, or debt securities may decline, and you may lose all or part of your investment. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, contain, forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus, and any applicable prospectus supplement or free writing prospectus, regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio company investments. There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “Risk Factors,” as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our securities, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position.

The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

●	our future operating results;
●	our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives as a result of inflation, high interest rates and risk of recession;
●	the impact of the investments that we expect to make;
●	the ability of our portfolio companies to achieve their objectives;
●	our current and expected financings and investments;
●	the adequacy of our cash resources, financing sources and working capital;
●	the use of borrowed money to finance a portion of our investments;
●	the timing of cash flows, if any, from the operations of our portfolio companies;
●	our contractual arrangements and relationships with third parties;
●	the actual and potential conflicts of interest with CIM and its affiliates;
●	the ability of CIM’s investment professionals to locate suitable investments for us and the ability of CIM to monitor and administer our investments;
●	the ability of CIM and its affiliates to attract and retain highly talented professionals;
●	the dependence of our future success on the general economy and its impact on the industries in which we invest, including inflation and high interest rates and the related economic disruptions caused thereby;
●	the effects of a changing interest rate environment;
●	our ability to source favorable private investments;
●	our tax status;
●	the effect of changes to tax legislation and our tax position;

●	the tax status of the companies in which we invest;
●	the timing and amount of distributions and dividends from the companies in which we invest;

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” in Item 1A of Part I of our most recent Annual Report on Form 10-K and in Item 1A of Part II of our most recent Quarterly Report on Form 10-Q. Other factors that could cause actual results to differ materially include:

●	changes in the economy;
●	risks associated with possible disruption in our operations or the economy generally due to terrorism, pandemics, or natural disasters;
●	future changes in laws or regulations and conditions in our operating areas;
●	the price at which shares of our common stock may trade on and volume fluctuations in the NYSE;
●	the costs associated with being a publicly traded company; and
●	the risks, uncertainties and other factors we identify under “Risk Factors” and elsewhere in this prospectus.

Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ from our forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including our Annual Reports on Form 10-K, Registration Statements on Form N-2, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Definitive Proxy Statements on Schedule 14A. Under Sections 27A of the Securities Act and Sections 21E of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

SELECTED FINANCIAL DATA

The information in “Part II—Item 8. Consolidated Financial Statements and Supplementary Data” of our most recent Annual Report on Form 10-K and “Part I—Item 1. Financial Statements—Consolidated Balance Sheets” of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.

FINANCIAL HIGHLIGHTS

The information in Note 13 to our audited consolidated financial statements appearing in “Part II—Item 8. Consolidated Financial Statements and Supplementary Data” of our most recent Annual Report on Form 10-K and our Annual Reports on Form 10-K for the years ended December 31, 2023, 2022, 2021, 2020, 2019 and 2018, and the information in Note 13 to our unaudited consolidated financial statements appearing in “Part I—Item 1. Financial Statements” our most recent Quarterly Report on Form 10-Q, are incorporated by reference herein.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K and in “Part I—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q are incorporated by reference herein.

ESTIMATED USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement or a free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate or strategic purposes, which include investing in debt and equity securities of private U.S. middle market companies in accordance with our investment objective, repaying outstanding indebtedness, acquisitions and other general corporate purposes, which may include to pay operating expenses and distributions to shareholders.

We anticipate that we will use substantially all of the net proceeds of an offering of securities for the above purposes within approximately six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace. During this period, we may use the net proceeds from our offering to reduce then-outstanding indebtedness, or to invest such proceeds primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

The prospectus supplement relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock has been listed on the NYSE under the ticker symbol “CION” since October 5, 2021. Prior to October 5, 2021, our shares were not listed on an exchange or quoted through a quotation system. The following table sets forth, for each fiscal quarter commencing September 30, 2021, the NAV per share of our common stock, the range of high and low closing sales prices of our common stock reported on the NYSE, the closing sales price as a premium (discount) to NAV and distributions declared by us. On June 10, 2024, the last reported closing sales price of our common stock on the NYSE was $12.24 per share, which represented a discount of approximately (23.7)% to the NAV per share reported by us as of March 31, 2024.

				Premium	Premium
				(Discount)	(Discount)
				of	of Low
		Closing Sales		High Sales	Sales
		Price		Price to	Price	Declared
	NAV(1)	High	Low	NAV(2)	to NAV(2)	Distributions(3)
Fiscal Year Ending December 31, 2024
First Fiscal Quarter	$16.05	$11.43	$10.55	(28.8)%	(34.3)%	$0.34
Second Fiscal Quarter(4)	*	$12.55	$10.81	*	*	$0.41
Fiscal Year Ended December 31, 2023
First Fiscal Quarter	$15.11	$11.25	$9.42	(25.5)%	(37.7)%	$0.34
Second Fiscal Quarter	$15.31	$10.74	$9.13	(29.8)%	(40.4)%	$0.34
Third Fiscal Quarter	$15.80	$11.65	$10.48	(26.3)%	(33.7)%	$0.39
Fourth Fiscal Quarter	$16.23	$11.65	$9.70	(28.2)%	(40.2)%	$0.54
Fiscal Year Ended December 31, 2022
First Fiscal Quarter	$16.20	$14.98	$11.80	(7.5)%	(27.2)%	$0.28
Second Fiscal Quarter	$15.89	$14.13	$7.98	(11.1)%	(49.8)%	$0.28
Third Fiscal Quarter	$16.26	$10.85	$8.09	(33.3)%	(50.2)%	$0.31
Fourth Fiscal Quarter	$15.98	$10.83	$8.36	(32.2)%	(47.7)%	$0.58
Fiscal Year Ended December 31, 2021
Fourth Fiscal Quarter	$16.34	$14.86	$11.80	(9.1)%	(27.8)%	$0.46
(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAV shown is based on outstanding shares at the end of the relevant quarter.
(2)	Calculated as the respective high or low closing sales price less NAV divided by NAV as of the last day in the relevant quarter.
(3)	Represents the distributions declared in the relevant quarter.
(4)	Through June 10, 2024.
*	NAV has not yet been calculated for this period.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. At times, our shares of common stock may trade at a premium to NAV and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether shares of our common stock will trade at, above or below our NAV in the future. See “Risk Factors—Risks Related to an Investment in Our Common Stock—We cannot assure you that a market for shares of our common stock will be maintained or the market price of our shares will trade close or at a premium to NAV” in Part I, Item 1A of our most recent Annual Report on Form 10-K.

Distributions

In January 2013, we began authorizing monthly distributions to our shareholders. From February 1, 2014 through July 17, 2017, our board of directors authorized and declared on a monthly basis a weekly distribution amount per share of our common stock. On July 18, 2017, our board of directors authorized and declared on a quarterly basis a weekly distribution amount per share of our common stock. Effective September 28, 2017, our board of directors delegated to management the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which are ratified by our board of directors, each on a quarterly basis. Beginning on March 19, 2020, we changed the timing of declaring distributions from quarterly to monthly and temporarily suspended the payment of distributions to shareholders commencing with the month ended April 30, 2020. On July 15, 2020, our board of directors determined to recommence the payment of distributions to shareholders in August 2020. On September 15, 2021, we changed the timing of declaring and paying base distributions to shareholders from monthly to quarterly commencing with the fourth quarter of 2021. Base distributions and any supplemental or special distributions will be evaluated by management and the board of directors based on circumstances and expectations existing at the time of consideration. Declared base distributions are paid quarterly.

Our management declared and our board of directors ratified distributions for 1, 7, 5 and 11 record dates during the three months ended March 31, 2024 and the years ended December 31, 2023, 2022 and 2021, respectively. The following table presents distributions per share that were declared during the three months ended March 31, 2024 and the years ended December 31, 2023, 2022 and 2021:

	Distributions
Three Months Ended	Per Share(1)	Amount
2021
March 31, 2021 (three record dates)	$0.2648	$15,029
June 30, 2021 (three record dates)	0.2648	15,000
September 30, 2021 (three record dates)	0.2648	15,027
December 31, 2021 (two record dates)	0.4648	26,474
Total distributions for the year ended December 31, 2021	$1.2592	$71,530
2022
March 31, 2022 (one record date)	$0.2800	$15,948
June 30, 2022 (one record date)	0.2800	15,949
September 30, 2022 (one record date)	0.3100	17,604
December 31, 2022 (two record dates)	0.5800	32,074
Total distributions for the year ended December 31, 2022	$1.4500	$81,575
2023
March 31, 2023 (one record date)	$0.3400	$18,687
June 30, 2023 (one record date)	0.3400	18,614
September 30, 2023 (two record dates)	0.3900	21,276
December 31, 2023 (three record dates)	0.5400	29,290
Total distributions for the year ended December 31, 2023	$1.6100	$87,867
2024
March 31, 2024 (one record date)	$0.3400	$18,279
Total distributions for the three months ended March 31, 2024	$0.3400	$18,279
(1)	The per share distribution amount for 2021 has been retroactively adjusted to reflect the Reverse Stock Split as discussed in Note 3 to the consolidated financial statements included in our most recent Annual Report on Form 10-K.

On May 9, 2024, our co-chief executive officers declared a quarterly base distribution of $0.36 per share for the second quarter of 2024, payable on June 17, 2024 to shareholders of record as of June 3, 2024.

We elected to be treated for federal income tax purposes as a RIC, as defined under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, we must, among other things, meet certain source of income and asset diversification requirements and distribute in respect of each taxable year at least 90% of our “investment company taxable income”, which is generally equal to the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute in respect of each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses, or capital gain net income (adjusted for certain ordinary losses), for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and capital gain net income from preceding years that was not distributed during such years and on which we paid no federal income tax. We can offer no assurance that (i) we will maintain results that will permit the payment of any cash distributions, and (ii) we will not be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations” in this prospectus.

We intend to pay distributions in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. Therefore, subject to applicable legal restrictions and the sole discretion of our board of directors, we intend to authorize, declare, and pay base distributions on a quarterly basis. However, there can be no assurances that we will maintain positive investment performance in future periods to sustain our distributions or be able to pay distributions at all. For a detailed discussion of our distributions, refer to “Note 5. Distributions” of our Consolidated Financial Statements in Part II, Item 8 of our most recent Annual Report on Form 10-K.

We maintain an “opt out” distribution reinvestment plan for our shareholders. As a result, unless shareholders specifically elect to receive their distributions in cash, distributions will automatically be reinvested in additional shares of common stock. Under the terms of our distribution reinvestment plan, we reserve the right to either pay distributions in newly issued shares of common stock or purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our shareholders to experience dilution. See “Distribution Reinvestment Plan” in this prospectus.

Unless our shareholders elect to receive their distributions in cash, we intend to pay such distributions in additional shares of our common stock under our distribution reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state, and local taxes in the same manner as cash distributions, shareholders participating in our distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. The amount of the distribution for shareholders receiving our common stock will generally be equal to the fair market value of the stock received, or the net asset value of the stock if issued by us directly. If shareholders hold our shares of our common stock in the name of a broker or other financial intermediary, you may elect to receive distributions in cash by notifying your broker or financial intermediary of your election to receive distributions in cash in lieu of shares of our common stock.

We intend to continue to pay quarterly distributions to our shareholders out of assets legally available for distribution in an amount sufficient to maintain RIC status each year and to avoid any federal income taxes on income. We will calculate each shareholder’s specific distribution amount for the period using record and declaration dates and each shareholder’s distributions will begin to accrue on the date such shareholder first owns shares of our common stock. From time to time, we may also pay interim special distributions in the form of cash or shares of common stock at the discretion of our board of directors. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of our board of directors. All future distributions will be subject to lawfully available funds therefor, and no assurance can be given that we will be able to declare such distributions in future periods.

We may fund our cash distributions to shareholders in the future from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, and dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies. We have not established limits on the amount of funds we may use from available sources to make distributions.

As required under the 1940 Act, a quarterly estimate of the tax attributes of our distributions will be disclosed to our shareholders on our website at www.cionbdc.com; however, actual determinations of such tax attributes, including determinations from return of capital, will be made annually as of the end of our fiscal year, based upon our taxable income and distributions paid for the full year. Each year, information regarding the source of our distributions (i.e., whether paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, the latter of which is a nontaxable distribution) will be disclosed to our shareholders on our website at www.cionbdc.com. Our distributions may exceed our earnings. As a result, a portion of the distributions we make may represent a return of capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities, and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to CIM. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. A shareholder may recognize a gain from the sale of his/her shares even if the shareholder sells the shares for less than the original purchase price. To the extent that the amount of the return of capital exceeds the shareholder’s basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares. A shareholder’s basis in the investment will be reduced by the nontaxable amount, which will result in additional gain (or a lower loss) when the shares are sold. There can be no assurance that we will be able to sustain distributions at any particular level. See “Material U.S. Federal Income Tax Considerations” in this prospectus.

Pursuant to an expense support and conditional reimbursement agreement entered into on January 2, 2018 between us and CIM, CIM agreed to provide expense support to us in an amount that was sufficient to: (i) ensure that no portion of our distributions to shareholders was paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until we achieved economies of scale sufficient to ensure that we bore a reasonable level of expense in relation to our investment income. Under certain conditions, CIM would have been entitled to reimbursement of such expense support. On December 31, 2021, we and CIM allowed the amended and restated the expense support and conditional reimbursement agreement to expire in accordance with its terms because the parties believed that we bear a reasonable level of expense in relation to our investment income. See “Certain Relationships and Related Party Transactions” in this prospectus.

SALE OF COMMON STOCK BELOW NET ASSET VALUE

As a BDC, we are generally not able to issue and sell our common stock at a price below NAV per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances. On September 15, 2023, our shareholders approved our ability to sell or otherwise issue during the next year shares of our common stock at a price below our then current NAV per share in one or more public or private offerings of our common stock not exceeding 25% of such then outstanding shares. If we issue such shares and again receive such approval from shareholders in 2024 or otherwise in the future, we may issue shares of our common stock at a price below the then current NAV per share of common stock.

SENIOR SECURITIES

Information about our senior securities (including preferred stock, debt securities and other indebtedness, if any) is shown in the following table as of the dates indicated in the table below, which is derived from our consolidated financial statements and related notes. All dollar amounts are presented in thousands. This information about our senior securities should be read in conjunction with our audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as any amendments reflected in subsequent filings with the SEC.

	Total
	Amount			Average
	Outstanding		Involuntary	Market
	Exclusive of	Asset	Liquidating	Value
	Treasury	Coverage	Preference	Per
Class and Year/Period	Securities (1)	Per Unit (2)	Per Unit (3)	Unit (4)
JPM Credit Facility
March 31, 2024	$550,000	$1,807	$—	N/A
Fiscal 2023	550,000	1,810	$—	N/A
Fiscal 2022	610,000	1,920	$—	N/A
Fiscal 2021	550,000	2,120	$—	N/A
Fiscal 2020	625,000	2,210	$—	N/A
Fiscal 2019	250,000	2,130	$—	N/A
Fiscal 2018	250,000	2,090	$—	N/A
Fiscal 2017	224,423	2,490	$—	N/A
Fiscal 2016	224,423	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A
UBS Facility
March 31, 2024	$100,000	$1,807	$—	N/A
Fiscal 2023	122,500	1,810	$—	N/A
Fiscal 2022	142,500	1,920	$—	N/A
Fiscal 2021	125,000	2,120	$—	N/A
Fiscal 2020	100,000	2,210	$—	N/A
Fiscal 2019	200,000	2,130	$—	N/A
Fiscal 2018	200,000	2,090	$—	N/A
Fiscal 2017	162,500	2,490	$—	N/A
Fiscal 2016	—	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A
2026 Notes
March 31, 2024	$125,000	$1,807	$—	N/A
Fiscal 2023	125,000	1,810	$—	N/A
Fiscal 2022	125,000	1,920	$—	N/A
Fiscal 2021	125,000	2,120	$—	N/A
Fiscal 2020	—	2,210	$—	N/A
Fiscal 2019	—	2,130	$—	N/A
Fiscal 2018	—	2,090	$—	N/A
Fiscal 2017	—	2,490	$—	N/A
Fiscal 2016	—	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A

	Total
	Amount			Average
	Outstanding		Involuntary	Market
	Exclusive of	Asset	Liquidating	Value
	Treasury	Coverage	Preference	Per
Class and Year/Period	Securities (1)	Per Unit (2)	Per Unit (3)	Unit (4)
2021 More Term Loan
March 31, 2024	$30,000	$1,807	$—	N/A
Fiscal 2023	30,000	1,810	$—	N/A
Fiscal 2022	30,000	1,920	$—	N/A
Fiscal 2021	30,000	2,120	$—	N/A
Fiscal 2020	—	2,210	$—	N/A
Fiscal 2019	—	2,130	$—	N/A
Fiscal 2018	—	2,090	$—	N/A
Fiscal 2017	—	2,490	$—	N/A
Fiscal 2016	—	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A
2022 More Term Loan
March 31, 2024	$50,000	$1,807	$—	N/A
Fiscal 2023	50,000	1,810	$—	N/A
Fiscal 2022	50,000	1,920	$—	N/A
Fiscal 2021	—	2,120	$—	N/A
Fiscal 2020	—	2,210	$—	N/A
Fiscal 2019	—	2,130	$—	N/A
Fiscal 2018	—	2,090	$—	N/A
Fiscal 2017	—	2,490	$—	N/A
Fiscal 2016	—	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A
Series A Notes
March 31, 2024	$114,844	$1,807	$—	N/A
Fiscal 2023	114,844	1,810	$—	N/A
Fiscal 2022	—	1,920	$—	N/A
Fiscal 2021	—	2,120	$—	N/A
Fiscal 2020	—	2,210	$—	N/A
Fiscal 2019	—	2,130	$—	N/A
Fiscal 2018	—	2,090	$—	N/A
Fiscal 2017	—	2,490	$—	N/A
Fiscal 2016	—	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A

	Total
	Amount			Average
	Outstanding		Involuntary	Market
	Exclusive of	Asset	Liquidating	Value
	Treasury	Coverage	Preference	Per
Class and Year/Period	Securities (1)	Per Unit (2)	Per Unit (3)	Unit (4)
2027 Notes
March 31, 2024	$100,000	$1,807	$—	N/A
Fiscal 2023	100,000	1,810	$—	N/A
Fiscal 2022	—	1,920	$—	N/A
Fiscal 2021	—	2,120	$—	N/A
Fiscal 2020	—	2,210	$—	N/A
Fiscal 2019	—	2,130	$—	N/A
Fiscal 2018	—	2,090	$—	N/A
Fiscal 2017	—	2,490	$—	N/A
Fiscal 2016	—	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A
MS Credit Facility
March 31, 2024	$—	$1,807	$—	N/A
Fiscal 2023	—	1,810	$—	N/A
Fiscal 2022	—	1,920	$—	N/A
Fiscal 2021	—	2,120	$—	N/A
Fiscal 2020	—	2,210	$—	N/A
Fiscal 2019	112,500	2,130	$—	N/A
Fiscal 2018	150,000	2,090	$—	N/A
Fiscal 2017	—	2,490	$—	N/A
Fiscal 2016	—	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A
Citibank Credit Facility
March 31, 2024	$—	$1,807	$—	N/A
Fiscal 2023	—	1,810	$—	N/A
Fiscal 2022	—	1,920	$—	N/A
Fiscal 2021	—	2,120	$—	N/A
Fiscal 2020	—	2,210	$—	N/A
Fiscal 2019	278,542	2,130	$—	N/A
Fiscal 2018	298,542	2,090	$—	N/A
Fiscal 2017	324,542	2,490	$—	N/A
Fiscal 2016	—	3,040	$—	N/A
Fiscal 2015	—	2,840	$—	N/A
Fiscal 2014	—	2,520	$—	N/A
Fiscal 2013	—	2,340	$—	N/A
Fiscal 2012	—	3,020	$—	N/A

	Total
	Amount			Average
	Outstanding		Involuntary	Market
	Exclusive of	Asset	Liquidating	Value
	Treasury	Coverage	Preference	Per
Class and Year/Period	Securities (1)	Per Unit (2)	Per Unit (3)	Unit (4)
Citibank Total Return Swap
March 31, 2024	$—	$1,807	$—	N/A
Fiscal 2023	—	1,810	$—	N/A
Fiscal 2022	—	1,920	$—	N/A
Fiscal 2021	—	2,120	$—	N/A
Fiscal 2020	—	2,210	$—	N/A
Fiscal 2019	—	2,130	$—	N/A
Fiscal 2018	—	2,090	$—	N/A
Fiscal 2017	—	2,490	$—	N/A
Fiscal 2016	488,936	3,040	$—	N/A
Fiscal 2015	491,708	2,840	$—	N/A
Fiscal 2014	326,703	2,520	$—	N/A
Fiscal 2013	107,496	2,340	$—	N/A
Fiscal 2012	2,154	3,020	$—	N/A
Total Senior Securities
March 31, 2024	$1,069,844	$1,807	$—	N/A
Fiscal 2023	1,092,344	1,810	$—	N/A
Fiscal 2022	957,500	1,920	$—	N/A
Fiscal 2021	830,000	2,120	$—	N/A
Fiscal 2020	725,000	2,210	$—	N/A
Fiscal 2019	841,042	2,130	$—	N/A
Fiscal 2018	898,542	2,090	$—	N/A
Fiscal 2017	711,465	2,490	$—	N/A
Fiscal 2016	713,359	3,040	$—	N/A
Fiscal 2015	491,708	2,840	$—	N/A
Fiscal 2014	326,703	2,520	$—	N/A
Fiscal 2013	107,496	2,340	$—	N/A
Fiscal 2012	2,154	3,020	$—	N/A
(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)

Our Series A Notes are publicly traded in Israel on the TASE under the ticker symbol “CION B1”. Average market value per unit is not applicable because the senior securities are not registered for public trading in the U.S. or at all.

INVESTMENT OBJECTIVE AND STRATEGY

Our Investment Objective and Strategy are described in “Part I—Item 1. Business” of our most recent Annual Report on Form 10-K and in “Part I—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Quarterly Report on Form 10-Q, which are incorporated by reference herein.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2024 regarding each portfolio company in which we had a debt or equity investment. All dollar amounts are presented in thousands. The general terms of our loans and other investments are described in “Investment Objective and Strategy” in this prospectus. We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Senior Secured First Lien Debt
Adapt Laser Acquisition, Inc. 1218 Guinotte Avenue Kansas City, MO 64120	Capital Equipment	SOFR + 10.00%, 1.00% SOFR Floor, 12/31/2025	$2,104	$2,104	$2,093	0.2%
Adapt Laser Acquisition, Inc. 1218 Guinotte Avenue Kansas City, MO 64120	Capital Equipment	SOFR + 10.00%, 1.00% SOFR Floor, 12/31/2025	10,765	10,765	11,088	1.3%
Afore Insurance Services, LLC 160 Chapel Road #101 Manchester, CT 06042	Banking, Finance, Insurance & Real Estate	SOFR + 6.00%, 1.00% SOFR Floor, 03/24/2025	4,583	4,583	4,583	0.5%
AHF Parent Holding, Inc. P.O. Box 566 38240 Hempland Road Mountville, PA 17554	Construction & Building	SOFR + 6.25%, 0.75% SOFR Floor, 02/01/2028	2,700	2,662	2,688	0.3%
Allen Media, LLC 1925 Century Park East, Suite 1000 Los Angeles, CA 90067	Media: Diversified & Production	SOFR + 5.50%, 0.00% SOFR Floor, 02/10/2027	8,749	8,700	8,356	1.0%
ALM Global, LLC 150 E 42nd Street New York, NY 10017	Media: Advertising, Printing & Publishing	SOFR + 6.25%, 1.00% SOFR Floor, 02/21/2029	29,726	29,726	29,727	3.4%
ALM Global, LLC 150 E 42nd Street New York, NY 10017	Media: Advertising, Printing & Publishing	0.50% Unfunded, 02/21/2029	2,700	—	—	0.0%
American Clinical Solutions LLC 721 Cortaro Drive Sun City Center, FL 33573	Healthcare & Pharmaceuticals	SOFR + 7.00%, 0.00% SOFR Floor, 06/30/2025	7,914	7,914	7,598	0.9%
American Clinical Solutions LLC 721 Cortaro Drive Sun City Center, FL 33573	Healthcare & Pharmaceuticals	0.00% Unfunded, 06/30/2025	3,500	—	(140)	0.0%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
American Family Care, LLC 3700 Cahaba Beach Road Birmingham, AL 35242	Healthcare & Pharmaceuticals	SOFR + 6.00%, 1.00% SOFR Floor, 02/28/2029	13,636	13,636	13,636	1.6%
American Family Care, LLC 3700 Cahaba Beach Road Birmingham, AL 35242	Healthcare & Pharmaceuticals	1.00% Unfunded, 02/28/2026	4,545	—	—	0.0%
American Family Care, LLC 3700 Cahaba Beach Road Birmingham, AL 35242	Healthcare & Pharmaceuticals	SOFR + 6.00%, 1.00% SOFR Floor, 02/28/2029	227	227	227	0.0%
American Family Care, LLC 3700 Cahaba Beach Road Birmingham, AL 35242	Healthcare & Pharmaceuticals	0.50% Unfunded, 02/28/2029	1,591	—	—	0.0%
American Health Staffing Group, Inc. 3009 Astoria Ct. Edmond, OK 73034	Services: Business	0.50% Unfunded, 11/19/2026	3,333	(17)	—	0.0%
American Health Staffing Group, Inc. 3009 Astoria Ct. Edmond, OK 73034	Services: Business	SOFR + 6.00%, 1.00% SOFR Floor, 11/19/2026	16,333	16,239	16,333	1.9%
American Teleconferencing Services, Ltd. 3280 Peachtree Road N.E. Suite 1000 Atlanta, GA 30305	Telecommunications	0.00% Unfunded, 04/07/2023	235	—	—	0.0%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
American Teleconferencing Services, Ltd. 3280 Peachtree Road N.E. Suite 1000 Atlanta, GA 30305	Telecommunications	PRIME + 5.50%, 04/07/2023	3,116	3,116	140	0.0%
Ancile Solutions, Inc. 6085 Marshalee Dr., Suite 300 Elkridge, MD 21075	High Tech Industries	SOFR + 10.00%, 1.00% SOFR Floor, 06/11/2026	11,126	10,947	11,001	1.3%
Anthem Sports & Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	0.50% Unfunded, 11/15/2026	167	—	(10)	0.0%
Anthem Sports & Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	SOFR + 9.50%, 1.00% SOFR Floor, 11/15/2026	41,366	41,250	38,988	4.5%
Anthem Sports & Entertainment Inc. 171 East Liberty Street, Suite 245 Toronto, ON Canada	Media: Diversified & Production	SOFR + 9.50%, 1.00% SOFR Floor, 11/15/2026	3,359	3,359	3,166	0.4%
Appalachian Resource Company, LLC 888 Seventh Avenue, 29th Floor New York, NY 10106	Metals & Mining	SOFR + 10.00%, 1.00% SOFR Floor, 09/15/2024	5,000	5,000	5,000	0.6%
Appalachian Resource Company, LLC 888 Seventh Avenue, 29th Floor New York, NY 10106	Metals & Mining	SOFR + 5.00%, 1.00% SOFR Floor, 09/30/2024	11,137	11,129	10,804	1.3%
Atlas Supply LLC 9663 Santa Monica Blvd #277 Beverley Hills, CA 90210	Healthcare & Pharmaceuticals	11.00%, 04/29/2025	5,000	5,000	4,400	0.5%
Avison Young (Canada) Inc./Avison Young (USA) Inc. 222 Bay St., Suite 2500, Mailbox #245 Toronto, ON M5K 1J5 Canada	Banking, Finance, Insurance & Real Estate	SOFR + 7.50%, 2.00% SOFR Floor, 03/12/2028	3,320	3,221	3,320	0.4%
Avison Young (Canada) Inc./Avison Young (USA) Inc. 222 Bay St., Suite 2500, Mailbox #245 Toronto, ON M5K 1J5 Canada	Banking, Finance, Insurance & Real Estate	SOFR + 8.00%, 2.00% SOFR Floor, 03/12/2029	8,178	8,178	7,749	0.9%
Avison Young (Canada) Inc./Avison Young (USA) Inc. 222 Bay St., Suite 2500, Mailbox #245 Toronto, ON M5K 1J5 Canada	Banking, Finance, Insurance & Real Estate	SOFR + 8.00%, 2.00% SOFR Floor, 03/12/2029	2,795	2,795	2,494	0.3%
BDS Solutions Intermediateco, LLC 9750 Irvine Blvd Suite 101 Irvine, CA 92618	Services: Business	0.50% Unfunded, 02/07/2027	2,095	(73)	(60)	0.0%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
BDS Solutions Intermediateco, LLC 9750 Irvine Blvd, Suite 101 Irvine, CA 92618	Services: Business	SOFR + 7.00%, 1.00% SOFR Floor, 02/07/2027	19,841	19,602	19,270	2.2%
BDS Solutions Intermediateco, LLC 9750 Irvine Blvd, Suite 101 Irvine, CA 92618	Services: Business	SOFR + 7.00%, 1.00% SOFR Floor, 02/07/2027	762	761	740	0.1%
Berlitz Holdings, Inc. 7 Roszel Road, 3rd Floor Princeton, NJ 08540	Services: Business	SOFR + 9.00%, 1.00% SOFR Floor, 02/14/2025	13,800	13,438	13,267	1.5%
Bradshaw International Parent Corp. 9409 Buffalo Avenue Rancho Cucamonga, CA 91730	Consumer Goods: Durable	1.00% Unfunded, 10/21/2026	1,844	(24)	—	0.0%
Bradshaw International Parent Corp. 9409 Buffalo Avenue Rancho Cucamonga, CA 91730	Consumer Goods: Durable	SOFR + 5.75%, 1.00% SOFR Floor, 10/21/2027	12,860	12,645	12,860	1.5%
Cabi, LLC 21750 Arnold Center Rd Carson, CA 90810	Retail	SOFR + 4.50%, 1.00% SOFR Floor, 02/28/2027	16,477	16,315	16,394	1.9%
Carestream Health, Inc. 150 Verona Street Rochester, NY 14608	Healthcare & Pharmaceuticals	SOFR + 7.50%, 1.00% SOFR Floor, 09/30/2027	11,432	10,458	11,432	1.3%
Celerity Acquisition Holdings, LLC 2 Gough Street, Suite 300 San Francisco, CA 94103	Services: Business	SOFR + 10.00%, 1.00% SOFR Floor, 05/28/2026	16,278	16,259	16,278	1.9%
Cennox, Inc. 3010 Santa Fe Court Missoula, MT 59808	Services: Business	SOFR + 6.25%, 1.00% SOFR Floor, 05/04/2026	22,382	22,381	22,354	2.6%
Cennox, Inc. 3010 Santa Fe Court Missoula, MT 59808	Services: Business	SOFR + 6.25%, 1.00% SOFR Floor, 05/04/2026	11,441	11,438	11,427	1.3%
Cennox, Inc. 3010 Santa Fe Court Missoula, MT 59808	Services: Business	SOFR + 6.25%, 1.00% SOFR Floor, 05/04/2026	2,987	2,987	2,983	0.3%
CION/EagleTree Partners, LLC 100 Park Avenue, 25th Floor New York, NY 10017	Diversified Financials	14.00%, 12/21/2026	59,598	59,598	59,598	6.9%
Community Tree Service, LLC 416 Salinas Road Royal Oaks, CA 95076	Construction & Building	SOFR + 11.00%, 1.00% SOFR Floor, 06/17/2027	11,608	11,608	11,667	1.4%
Country Fresh Holdings, LLC 3200 Research Forest Drive, Suite A5 The Woodlands, TX 77381	Beverage, Food & Tobacco	PRIME + 6.00%, 04/30/2024	844	645	11	0.0%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Country Fresh Holdings, LLC 3200 Research Forest Drive, Suite A5 The Woodlands, TX 77381	Beverage, Food & Tobacco	PRIME + 6.00%, 04/30/2024	342	268	5	0.0%
Critical Nurse Staffing, LLC 1114 N. 1st Street, Suite 200 Grand Junction, CO 8150	Healthcare & Pharmaceuticals	0.50% Unfunded, 11/01/2026	1,000	—	—	0.0%
Critical Nurse Staffing, LLC 1114 N. 1st Street, Suite 200 Grand Junction, CO 8150	Healthcare & Pharmaceuticals	SOFR + 6.50%, 1.00% SOFR Floor, 11/01/2026	12,764	12,764	12,764	1.5%
Critical Nurse Staffing, LLC 1114 N. 1st Street, Suite 200 Grand Junction, CO 8150	Healthcare & Pharmaceuticals	SOFR + 6.50%, 1.00% SOFR Floor, 11/01/2026	986	986	986	0.1%
David’s Bridal, LLC 1001 Washington Street Conshohocken, PA 19428	Retail	SOFR + 6.50%, 0.00% SOFR Floor, 12/21/2027	22,050	22,050	21,831	2.5%
David’s Bridal, LLC 1001 Washington Street Conshohocken, PA 19428	Retail	SOFR + 6.00%, 0.00% SOFR Floor, 12/21/2027	16,834	16,834	16,623	1.9%
Deluxe Entertainment Services, Inc. 2400 West Empire Avenue Burbank, CA 91504	Media: Diversified & Production	PRIME + 5.50%, 03/25/2024	2,621	2,531	85	0.0%
Dermcare Management, LLC 4000 Hollywood Boulevard, Suite 215-S Hollywood, FL 33021	Healthcare & Pharmaceuticals	0.50% Unfunded, 04/22/2028	448	—	—	0.0%
Dermcare Management, LLC 4000 Hollywood Boulevard, Suite 215-S Hollywood, FL 33021	Healthcare & Pharmaceuticals	SOFR + 5.75%, 1.00% SOFR Floor, 04/22/2028	896	896	896	0.1%
Dermcare Management, LLC 4000 Hollywood Boulevard, Suite 215-S Hollywood, FL 33021	Healthcare & Pharmaceuticals	SOFR + 5.75%, 1.00% SOFR Floor, 04/22/2028	9,238	9,098	9,238	1.1%
Dermcare Management, LLC 4000 Hollywood Boulevard, Suite 215-S Hollywood, FL 33021	Healthcare & Pharmaceuticals	SOFR + 5.75%, 1.00% SOFR Floor, 04/22/2028	4,193	4,127	4,193	0.5%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Emerald Technologies (U.S.) Acquisitionco, Inc. 1 Stiles Road Salem, NH 03079	Services: Business	SOFR + 6.25%, 1.00% SOFR Floor, 12/29/2027	2,850	2,810	2,622	0.3%
Entertainment Studios P&A LLC 1925 Century Park East, 10th Floor Los Angeles, CA 90067	Media: Diversified & Production	5.00%, 05/18/2037	—	—	265	0.0%
Entertainment Studios P&A LLC 1925 Century Park East, 10th Floor Los Angeles, CA 90067	Media: Diversified & Production	SOFR + 9.00%, 1.00% SOFR Floor, 09/28/2027	30,931	30,858	30,931	3.6%
ESP Associates, Inc. 3475 Lakemont Blvd. Fort Mill, SC 29708	Construction & Building	0.50% Unfunded, 07/24/2028	1,316	(26)	(13)	0.0%
ESP Associates, Inc. 3475 Lakemont Blvd. Fort Mill, SC 29708	Construction & Building	SOFR + 6.50%, 1.50% SOFR Floor, 07/24/2028	8,663	8,507	8,576	1.0%
Flatworld Intermediate Corp. 116 Village Blvd, Suite 200 Princeton, NJ 08540	Services: Business	0.50% Unfunded, 10/03/2027	5,865	—	—	0.0%
Flatworld Intermediate Corp. 116 Village Blvd, Suite 200 Princeton, NJ 08540	Services: Business	SOFR + 7.00%, 1.00% SOFR Floor, 10/03/2027	23,145	23,145	23,145	2.7%
Fluid Control II Inc. 6828 Forest Hills Rd. Loves Park, IL 61111	Chemicals, Plastics & Rubber	0.50% Unfunded, 08/03/2029	1,765	—	(7)	0.0%
Fluid Control II Inc. 6828 Forest Hills Rd. Loves Park, IL 61111	Chemicals, Plastics & Rubber	SOFR + 6.50%, 1.00% SOFR Floor, 08/03/2029	13,202	13,202	13,153	1.5%
FuseFX, LLC 14823 Califa St. Van Nuys, CA 91411	Media: Diversified & Production	SOFR + 6.00%, 1.00% SOFR Floor, 09/30/2026	19,987	19,944	19,437	2.3%
Future Pak, LLC 28115 Lakeview Drive Wixom, MI 48393	Healthcare & Pharmaceuticals	SOFR + 9.00%, 4.00% SOFR Floor, 09/22/2026	18,070	18,070	18,070	2.1%
Gold Medal Holdings, Inc. 309 Salina Rd. Sewell, NJ 08080	Environmental Industries	SOFR + 7.00%, 1.00% SOFR Floor, 03/17/2027	15,297	15,188	15,297	1.8%
GSC Technologies Inc. 160 Rue Vanier, Saint-Jean-sur-Richelieu QC J3B 3R4, Canada	Chemicals, Plastics & Rubber	SOFR + 5.00%, 1.00% SOFR Floor, 09/30/2025	2,093	2,052	1,998	0.2%
GSC Technologies Inc. 160 Rue Vanier, Saint-Jean-sur-Richelieu QC J3B 3R4, Canada	Chemicals, Plastics & Rubber	SOFR + 5.00%, 1.00% SOFR Floor, 09/30/2025	1,034	1,015	977	0.1%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
H.W. Lochner, Inc. 225 West Washington Street, 12th Floor Chicago, IL 60606	Construction & Building	0.50% Unfunded, 07/02/2027	536	—	—	0.0%
H.W. Lochner, Inc. 225 West Washington Street, 12th Floor Chicago, IL 60606	Construction & Building	SOFR + 6.75%, 1.00% SOFR Floor, 07/02/2027	8,738	8,687	8,738	1.0%
H.W. Lochner, Inc. 225 West Washington Street, 12th Floor Chicago, IL 60606	Construction & Building	SOFR + 6.25%, 1.00% SOFR Floor, 07/02/2027	1,464	1,414	1,464	0.2%
H.W. Lochner, Inc. 225 West Washington Street, 12th Floor Chicago, IL 60606	Construction & Building	SOFR + 6.75%, 1.00% SOFR Floor, 07/02/2027	10,295	10,053	10,295	1.2%
H.W. Lochner, Inc. 225 West Washington Street, 12th Floor Chicago, IL 60606	Construction & Building	SOFR + 6.75%, 1.00% SOFR Floor, 07/02/2027	2,536	2,466	2,504	0.3%
Heritage Power, LLC 3900 N 10th Street, Suite 910 McAllen, TX 78501	Energy: Oil & Gas	SOFR + 5.50%, 1.00% SOFR Floor, 07/20/2026	1,159	1,159	1,159	0.1%
Hilliard, Martinez & Gonzales, LLP 719 S Shoreline Blvd Corpus Christi, TX 78401	Services: Consumer	SOFR + 12.00%, 2.00% SOFR Floor, 09/16/2024	25,872	25,855	25,613	3.0%
Hollander Intermediate LLC 60 E 42nd Street, Suite 2220 New York, NY 10165	Consumer Goods: Durable	SOFR + 8.75%, 3.00% SOFR Floor, 09/19/2026	16,846	16,519	16,173	1.9%
Homer City Generation, L.P. 1750 Power Plant Rd Homer City, PA 15748	Energy: Oil & Gas	15.00%, 04/16/2024	13,667	12,024	9,225	1.1%
Homer City Generation, L.P. 1750 Power Plant Rd Homer City, PA 15748	Energy: Oil & Gas	17.00%, 04/16/2024	2,226	2,226	2,226	0.3%
Hudson Hospital Opco, LLC 138 River Drive South Jersey City, NJ 07310	Healthcare & Pharmaceuticals	SOFR + 8.00%, 3.00% SOFR Floor, 11/04/2023	2,186	2,176	2,060	0.2%
HUMC Holdco, LLC 308 Willow Avenue Hoboken, NJ 07030	Healthcare & Pharmaceuticals	SOFR + 8.00%, 3.00% SOFR Floor, 11/04/2023	7,780	7,780	7,780	0.9%
HW Acquisition, LLC 3420 Maple Ave. Pulaski, NY 13142	Capital Equipment	0.50% Unfunded, 09/28/2026	—	15	—	0.0%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
HW Acquisition, LLC 3420 Maple Ave. Pulaski, NY 13142	Capital Equipment	PRIME + 5.00%, 09/28/2026	2,933	2,904	2,431	0.3%
HW Acquisition, LLC 3420 Maple Ave. Pulaski, NY 13142	Capital Equipment	PRIME + 5.00%, 09/28/2026	18,781	18,677	15,564	1.8%
ICA Foam Holdings, LLC 1092 US‑278 Monticello, AR 71655	Containers, Packaging & Glass	SOFR + 7.25%, 1.00% SOFR Floor, 11/05/2025	19,026	18,815	18,455	2.1%
IJKG Opco LLC 138 River Drive South Jersey City, NJ 07310	Healthcare & Pharmaceuticals	SOFR + 8.00%, 3.00% SOFR Floor, 11/04/2023	1,457	1,443	1,373	0.2%
Inotiv, Inc. 2701 Kent Avenue West Lafayette, IN 47906	Healthcare & Pharmaceuticals	SOFR + 6.75%, 1.00% SOFR Floor, 11/05/2026	16,311	16,129	15,801	1.8%
Instant Web, LLC 7951 Powers Blvd Chanhassen, MN 55317	Media: Advertising, Printing & Publishing	0.50% Unfunded, 02/25/2027	1,731	—	(37)	0.0%
Instant Web, LLC 7951 Powers Blvd Chanhassen, MN 55317	Media: Advertising, Printing & Publishing	SOFR + 6.50%, 1.00% SOFR Floor, 02/25/2027	1,515	1,515	1,482	0.2%
Instant Web, LLC 7951 Powers Blvd Chanhassen, MN 55317	Media: Advertising, Printing & Publishing	PRIME + 3.75%, 4.00% PRIME Floor, 02/25/2027	512	512	528	0.1%
Instant Web, LLC 7951 Powers Blvd Chanhassen, MN 55317	Media: Advertising, Printing & Publishing	SOFR + 6.50%, 1.00% SOFR Floor, 02/25/2027	2,996	2,996	2,936	0.3%
Instant Web, LLC 7951 Powers Blvd Chanhassen, MN 55317	Media: Advertising, Printing & Publishing	SOFR + 7.00%, 1.00% SOFR Floor, 02/25/2027	46,383	46,384	30,613	3.5%
Invincible Boat Company 4700 NW 132 Street Opa Locka, FL 33054	Consumer Goods: Durable	0.50% Unfunded, 08/28/2025	718	—	—	0.0%
Invincible Boat Company 4700 NW 132 Street Opa Locka, FL 33054	Consumer Goods: Durable	SOFR + 6.50%, 1.50% SOFR Floor, 08/28/2025	80	80	80	0.0%
Invincible Boat Company 4700 NW 132 Street Opa Locka, FL 33054	Consumer Goods: Durable	SOFR + 6.50%, 1.50% SOFR Floor, 08/28/2025	13,475	13,422	13,475	1.6%
INW Manufacturing, LLC 1270 Champion Circle Carrollton, TX 75006	Services: Business	SOFR + 5.75%, 0.75% SOFR Floor, 03/25/2027	17,500	17,195	16,166	1.9%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Ironhorse Purchaser, LLC 1650 East Fwy Baytown, TX 77521	Services: Business	0.50% Unfunded, 09/30/2027	408	—	—	0.0%
Ironhorse Purchaser, LLC 1650 East Fwy Baytown, TX 77521	Services: Business	SOFR + 6.50%, 1.00% SOFR Floor, 09/30/2027	7,036	6,982	7,036	0.8%
Ironhorse Purchaser, LLC 1650 East Fwy Baytown, TX 77521	Services: Business	SOFR + 6.50%, 1.00% SOFR Floor, 09/30/2027	2,015	2,001	2,015	0.2%
Ironhorse Purchaser, LLC 1650 East Fwy Baytown, TX 77521	Services: Business	SOFR + 6.50%, 1.00% SOFR Floor, 09/30/2027	408	402	408	0.0%
Isagenix International, LLC 155 E. Rivulon Blvd. Gilbert, AZ 85297	Beverage, Food & Tobacco	SOFR + 5.50%, 1.00% SOFR Floor, 04/14/2028	8,770	8,770	8,540	1.0%
Jenny C Acquisition, Inc. 5770 Fleet Street Carlsbad, CA 92008	Services: Consumer	SOFR + 9.00%, 1.75% SOFR Floor, 10/01/2024	534	534	131	0.0%
JP Intermediate B, LLC 140 Crescent Drive Collierville, TN 38017	Beverage, Food & Tobacco	SOFR + 5.50%, 1.00% SOFR Floor, 08/21/2027	35,197	18,921	28,114	3.3%
K&N Parent, Inc. P.O. Box 1329 Riverside, CA 92502	Consumer Goods: Durable	SOFR + 3.25%, 1.00% SOFR Floor, 08/16/2027	5,509	5,510	5,302	0.6%
K&N Parent, Inc. P.O. Box 1329 Riverside, CA 92502	Consumer Goods: Durable	SOFR + 8.00%, 1.00% SOFR Floor, 02/16/2027	4,220	4,100	4,363	0.5%
KeyImpact Holdings, Inc. 1701 Crossroads Dr. Odenton, MD 21113	Beverage, Food & Tobacco	SOFR + 6.50%, 1.00% SOFR Floor, 01/31/2029	24,123	24,123	24,123	2.8%
Klein Hersh, LLC 220 Gibraltar Road, Suite 150 Horsham, PA 19044	Services: Business	SOFR + 11.11%, 0.50% SOFR Floor, 04/27/2027	22,672	22,672	19,356	2.2%
KNB Holdings Corp. 12303 Technology Blvd., Suite 950 Austin, TX 78727	Consumer Goods: Durable	LIBOR + 5.50%, 1.00% LIBOR Floor, 04/26/2024	7,634	7,387	229	0.0%
LAV Gear Holdings, Inc. 3165 W Sunset Road, Suite 100 Las Vegas, NV 89118	Services: Business	SOFR + 6.28%, 1.00% SOFR Floor, 10/31/2025	27,523	27,455	27,420	3.2%
LAV Gear Holdings, Inc. 3165 W Sunset Road, Suite 100 Las Vegas, NV 89118	Services: Business	SOFR + 6.28%, 1.00% SOFR Floor, 10/31/2025	4,515	4,508	4,498	0.5%
LGC US Finco, LLC 7300 Airport Blvd. Houston, TX 77061	Capital Equipment	SOFR + 6.50%, 1.00% SOFR Floor, 12/20/2025	11,164	11,015	11,164	1.3%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Lift Brands, Inc. 2411 Galpin Court, Suite 110 Chanhassen, MN 55317	Services: Consumer	9.50%, 06/29/2025	7,084	6,874	6,546	0.8%
Lift Brands, Inc. 2411 Galpin Court, Suite 110 Chanhassen, MN 55317	Services: Consumer	9.50%, 06/29/2025	6,198	6,163	5,966	0.7%
Lift Brands, Inc. 2411 Galpin Court, Suite 110 Chanhassen, MN 55317	Services: Consumer	SOFR + 7.50%, 1.00% SOFR Floor, 06/29/2025	22,991	22,991	22,991	2.7%
MacNeill Pride Group Corp. 155 Franklin Road, Suite 250 Brentwood, TN 37027	Services: Consumer	1.00% Unfunded, 04/30/2024	2,017	(10)	(13)	0.0%
MacNeill Pride Group Corp. 155 Franklin Road, Suite 250 Brentwood, TN 37027	Services: Consumer	SOFR + 6.25%, 1.00% SOFR Floor, 04/22/2026	17,007	16,952	16,901	2.0%
MacNeill Pride Group Corp. 155 Franklin Road, Suite 250 Brentwood, TN 37027	Services: Consumer	SOFR + 6.25%, 1.00% SOFR Floor, 04/22/2026	6,277	6,247	6,237	0.7%
Manus Bio Inc. 1030 Massachusetts Avenue, #300 Cambridge, MA 02138	Healthcare & Pharmaceuticals	13.00%, 08/20/2026	10,081	10,039	10,081	1.2%
Medplast Holdings, Inc. 2 Hampshire Street Foxborough, MA 02035	Healthcare & Pharmaceuticals	LIBOR + 3.75%, 0.00% LIBOR Floor, 07/02/2025	4,948	4,814	4,940	0.6%
Mimeo.com, Inc. 3350 Miac Cove Memphis, TN 38118	Media: Advertising, Printing & Publishing	1.00% Unfunded, 12/21/2024	2,500	—	—	0.0%
Mimeo.com, Inc. 3350 Miac Cove Memphis, TN 38118	Media: Advertising, Printing & Publishing	SOFR + 6.40%, 1.00% SOFR Floor, 12/21/2024	2,756	2,756	2,756	0.3%
Mimeo.com, Inc. 3350 Miac Cove Memphis, TN 38118	Media: Advertising, Printing & Publishing	SOFR + 6.40%, 1.00% SOFR Floor, 12/21/2024	21,466	21,466	21,466	2.5%
Moss Holding Company 2600 Elmhurst Road Elk Grove Village, IL 60007	Services: Business	0.50% Unfunded, 04/17/2024	2,126	—	—	0.0%
Moss Holding Company 2600 Elmhurst Road Elk Grove Village, IL 60007	Services: Business	6.25% Unfunded, 04/17/2024	106	—	—	0.0%
Moss Holding Company 2600 Elmhurst Road Elk Grove Village, IL 60007	Services: Business	SOFR + 6.25%, 1.00% SOFR Floor, 04/17/2024	22,067	22,055	22,067	2.6%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
NewsCycle Solutions, Inc. 7900 International Drive, Suite 800 Bloomington, MN 55425	Media: Advertising, Printing & Publishing	SOFR + 7.00%, 1.00% SOFR Floor, 02/27/2024	12,286	12,285	11,057	1.3%
Nova Compression, LLC 2500 Woodbine Dr. Kilgore, TX 75662	Energy: Oil & Gas	SOFR + 10.50%, 2.00% SOFR Floor, 10/13/2027	27,316	27,316	27,316	3.2%
Nova Compression, LLC 2500 Woodbine Dr. Kilgore, TX 75662	Energy: Oil & Gas	SOFR + 10.50%, 2.00% SOFR Floor, 10/13/2027	657	657	657	0.1%
Nova Compression, LLC 2500 Woodbine Dr. Kilgore, TX 75662	Energy: Oil & Gas	1.00% Unfunded, 10/13/2024	2,609	1	—	0.0%
NTM Acquisition Corp. 301 State Route 17, Rutherford, NJ 07070	Hotel, Gaming & Leisure	SOFR + 6.75%, 1.00% SOFR Floor, 06/18/2026	24,938	24,938	24,939	2.9%
OpCo Borrower, LLC 835 W 6th Street, Suite 1450 Austin, TX 78703	Healthcare & Pharmaceuticals	0.50% Unfunded, 08/19/2027	1,042	—	—	0.0%
OpCo Borrower, LLC 835 W 6th Street, Suite 1450 Austin, TX 78703	Healthcare & Pharmaceuticals	SOFR + 6.50%, 1.00% SOFR Floor, 08/19/2027	10,827	10,740	10,935	1.3%
Optio Rx, LLC 7051 Highway 70 South Nashville, TN 37221	Healthcare & Pharmaceuticals	LIBOR + 9.00%, 0.00% LIBOR Floor, 06/28/2024	2,500	2,500	2,500	0.3%
Optio Rx, LLC 7051 Highway 70 South Nashville, TN 37221	Healthcare & Pharmaceuticals	LIBOR + 12.00%, 0.00% LIBOR Floor, 06/28/2024	2,480	2,479	2,514	0.3%
Optio Rx, LLC 7051 Highway 70 South Nashville, TN 37221	Healthcare & Pharmaceuticals	LIBOR + 9.00%, 0.00% LIBOR Floor, 06/28/2024	15,366	15,360	15,251	1.8%
PH Beauty Holdings III. Inc. 3800 Swanson Court Gurnee, IL 60031	Consumer Goods: Non-Durable	SOFR + 5.00%, 0.00% SOFR Floor, 09/28/2025	9,450	9,236	9,356	1.1%
Playboy Enterprises, Inc. 10960 Wilshire Blvd., Suite 2200 Los Angeles, CA 90024‑3702	Consumer Goods: Non-Durable	SOFR + 4.25%, 0.50% SOFR Floor, 05/25/2027	19,856	19,560	19,161	2.2%
PRA Acquisition, LLC One North LaSalle Street, Suite 1800 Chicago, IL 60601	Hotel, Gaming & Leisure	SOFR + 6.50%, 1.00% SOFR Floor, 05/12/2028	19,850	19,850	19,701	2.3%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
RA Outdoors, LLC 717 N. Harwood Street, Suite 2400 Dallas, TX 75201	Media: Diversified & Production	SOFR + 6.75%, 1.00% SOFR Floor, 04/08/2026	1,049	980	1,049	0.1%
RA Outdoors, LLC 717 N. Harwood Street, Suite 2400 Dallas, TX 75201	Media: Diversified & Production	SOFR + 6.75%, 1.00% SOFR Floor, 04/08/2026	10,979	10,979	10,979	1.3%
Retail Services WIS Corp. 9265 Sky Park Court, Suite 100 San Diego, CA 92123	Services: Business	SOFR + 8.35%, 1.00% SOFR Floor, 05/20/2025	8,921	8,814	8,832	1.0%
Riddell, Inc. / All American Sports Corp. 1700 W. Higgins Road Des Plaines, IL 66018	Services: Consumer	SOFR + 6.00%, 1.00% SOFR Floor, 03/29/2029	16,364	16,036	16,036	1.9%
Riddell, Inc. / All American Sports Corp. 1700 W. Higgins Road Des Plaines, IL 66018	Services: Consumer	1.00% Unfunded, 09/29/2026	1,636	—	(33)	0.0%
Robert C. Hilliard, L.L.P. 719 S Shoreline Blvd Corpus Christi, TX 78401	Services: Consumer	SOFR + 12.00%, 2.00% SOFR Floor, 09/16/2024	2,146	2,146	2,125	0.2%
Rogers Mechanical Contractors, LLC 167 Liberty Road Villa Rica, GA 30180	Construction & Building	0.75% Unfunded, 09/09/2025	2,885	(10)	—	0.0%
Rogers Mechanical Contractors, LLC 167 Liberty Road Villa Rica, GA 30180	Construction & Building	1.00% Unfunded, 09/09/2025	3,365	(34)	—	0.0%
Rogers Mechanical Contractors, LLC 167 Liberty Road Villa Rica, GA 30180	Construction & Building	SOFR + 6.25%, 1.00% SOFR Floor, 09/09/2025	869	869	869	0.1%
Rogers Mechanical Contractors, LLC 167 Liberty Road Villa Rica, GA 30180	Construction & Building	SOFR + 6.25%, 1.00% SOFR Floor, 09/09/2025	16,438	16,404	16,438	1.9%
RumbleOn, Inc. 901 W Walnut Hill Ln #110A Irving, TX 75038	Automotive	SOFR + 8.75%, 1.00% SOFR Floor, 08/31/2026	2,611	2,598	2,532	0.3%
RumbleOn, Inc. 901 W Walnut Hill Ln #110A Irving, TX 75038	Automotive	SOFR + 8.75%, 1.00% SOFR Floor, 08/31/2026	8,651	8,288	8,392	1.0%
Securus Technologies Holdings, Inc. 14651 Dallas Parkway, Suite 600 Dallas, TX 75254‑8815	Telecommunications	SOFR + 4.89%, 1.00% SOFR Floor, 11/01/2024	3,895	3,725	3,383	0.4%
Sequoia Healthcare Management, LLC 138 River Drive South Jersey City, NJ 07310	Healthcare & Pharmaceuticals	12.75%, 11/04/2023	8,525	8,536	6,309	0.7%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Sleep Opco, LLC 4455 W Camelback Rd. Phoenix, AZ 85031	Retail	SOFR + 6.50%, 1.00% SOFR Floor, 10/12/2026	200	201	200	0.0%
Sleep Opco, LLC 4455 W Camelback Rd. Phoenix, AZ 85031	Retail	0.50% Unfunded, 10/12/2026	1,550	(18)	—	0.0%
Sleep Opco, LLC 4455 W Camelback Rd. Phoenix, AZ 85031	Retail	SOFR + 6.50%, 1.00% SOFR Floor, 10/12/2026	13,600	13,457	13,600	1.6%
Sleep Opco, LLC 4455 W Camelback Rd. Phoenix, AZ 85031	Retail	SOFR + 7.00%, 1.00% SOFR Floor, 10/12/2026	396	384	400	0.0%
Spectrum Group Buyer, Inc. 228 South Main Street Spring Grove, PA 17362	Forest Products & Paper	SOFR + 6.50%, 0.75% SOFR Floor, 05/19/2028	10	9	8	0.0%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 11/29/2024	1,426	1,426	706	0.1%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 11/29/2024	16,051	16,017	8,427	1.0%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 11/29/2024	917	849	454	0.1%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 11/29/2024	871	871	431	0.0%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 11/29/2024	726	672	381	0.0%
Spinal USA, Inc. / Precision Medical Inc. 300 Held Drive Northampton, PA 18067	Healthcare & Pharmaceuticals	LIBOR + 9.50%, 11/29/2024	664	664	670	0.1%
STATinMED, LLC 211 N. Fourth Avenue, Suite 2B Ann Arbor, MI 48104	Healthcare & Pharmaceuticals	SOFR + 9.50%, 2.00% SOFR Floor, 07/01/2027	11,087	11,087	10,588	1.2%
Stengel Hill Architecture, LLC 613 West Main Street Louisville, KY 40202	Construction & Building	SOFR + 6.50%, 1.00% SOFR Floor, 08/16/2028	14,925	14,925	14,925	1.7%
Tactical Air Support, Inc. 14505 Mt. Anderson St. Reno, NV 89506	Aerospace & Defense	SOFR + 8.50%, 1.00% SOFR Floor, 12/22/2028	12,000	12,000	12,000	1.4%
Tactical Air Support, Inc. 14505 Mt. Anderson St. Reno, NV 89506	Aerospace & Defense	0.75% Unfunded, 12/22/2028	2,000	—	—	0.0%
The Men’s Warehouse, LLC 6380 Rogerdale Houston, TX 77072	Retail	SOFR + 6.50%, 0.00% SOFR Floor, 02/26/2029	3,000	2,985	2,985	0.3%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Thrill Holdings, LLC 946 W 17th Street Costa Mesa, CA 92627	Media: Diversified & Production	0.50% Unfunded, 05/27/2027	1,739	—	39	0.0%
Thrill Holdings, LLC 946 W 17th Street Costa Mesa, CA 92627	Media: Diversified & Production	1.00% Unfunded, 05/27/2024	3,261	—	73	0.0%
Thrill Holdings, LLC 946 W 17th Street Costa Mesa, CA 92627	Media: Diversified & Production	SOFR + 6.50%, 1.00% SOFR Floor, 05/27/2027	19,981	19,981	20,430	2.4%
TMK Hawk Parent, Corp. 505 Collins Street South Attleboro, MA 02703	Services: Business	SOFR + 5.25%, 0.00% SOFR Floor, 06/30/2029	6,711	6,711	6,711	0.8%
Trademark Global, LLC 950 Tower Lane, Suite 1000 Foster City, CA 94404	Consumer Goods: Non-Durable	SOFR + 7.50%, 1.00% SOFR Floor, 07/30/2024	15,801	15,797	13,144	1.5%
Trammell, P.C. 3262 Westheimer Rd #423 Houston, TX 77098	Services: Consumer	SOFR + 15.50%, 2.00% SOFR Floor, 04/28/2026	13,497	13,497	13,497	1.6%
USALCO, LLC 2601 Cannery Ave. Baltimore, MD 21226	Chemicals, Plastics & Rubber	SOFR + 6.00%, 1.00% SOFR Floor, 10/19/2027	25,370	25,231	25,370	2.9%
Williams Industrial Services Group, Inc 9265 Sky Park Court, Suite 100 San Diego, CA 92123	Services: Business	SOFR + 11.00%, 1.00% SOFR Floor, 12/16/2025	1,687	1,577	843	0.1%
Williams Industrial Services Group, Inc 9265 Sky Park Court, Suite 100 San Diego, CA 92123	Services: Business	SOFR + 11.00%, 1.00% SOFR Floor, 12/16/2025	337	315	169	0.0%
Wok Holdings Inc. 7676 E. Pinnacle Peak Road Scottsdale, AZ 85255	Beverage, Food & Tobacco	SOFR + 6.25%, 0.00% SOFR Floor, 03/01/2026	24,779	24,293	24,536	2.8%
WorkGenius Inc. 110 East 25th Street New York, NY 10010	Services: Business	SOFR + 7.00%, 1.00% SOFR Floor, 06/07/2027	14,784	14,784	14,784	1.7%
WorkGenius Inc. 110 East 25th Street New York, NY 10010	Services: Business	SOFR + 7.50%, 1.00% SOFR Floor, 06/07/2027	750	739	750	0.1%
WorkGenius Inc. 110 East 25th Street New York, NY 10010	Services: Business	SOFR + 7.00%, 1.00% SOFR Floor, 06/07/2027	3,491	3,491	3,491	0.4%
Xenon Arc, Inc. 777 108th Ave. NE, Suite 1750 Bellevue, WA 98004	High Tech Industries	SOFR + 5.75%, 0.75% SOFR Floor, 12/17/2027	3,866	3,837	3,866	0.4%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Senior Secured Second Lien Debt
Global Tel*Link Corp. 107 Francis Street 33rd Floor Mobile, AL 36602	Telecommunications	SOFR + 10.00%, 0.00% SOFR Floor, 11/29/2026	11,500	11,413	11,443	1.3%
OpCo Borrower, LLC 835 W 6th Street, Suite 1450 Austin, TX 78703	Healthcare & Pharmaceuticals	12.50%, 02/19/2028	12,500	11,834	12,875	1.5%
RA Outdoors, LLC 717 N. Harwood Street, Suite 2400 Dallas TX 75201	Media: Diversified & Production	SOFR + 9.00%, 1.00% SOFR Floor, 10/08/2026	1,804	1,804	1,748	0.2%
Securus Technologies Holdings, Inc. 14651 Dallas Parkway, Suite 600 Dallas, TX 75254-8815	Telecommunications	SOFR + 9.05%, 1.00% SOFR Floor, 11/01/2025	3,060	3,052	2,394	0.3%
Collateralized Securities and Structured Products- Equity
APIDOS CLO XVI Subordinated Notes 601 Travis Street 16th Floor Houston, TX 77002	Diversified Financials	0.00% Estimated Yield, 01/19/2025	9,000	—	—	0.0%
Galaxy XV CLO Ltd. Class A Subordinated Notes 601 Travis Street 16th Floor Houston, TX 77002	Diversified Financials	19.30% Estimated Yield, 04/15/2025	4,000	1,088	1,004	0.1%
Unsecured Debt
Lucky Bucks Holding LLC 5820 Live Oak Parkway, Suite 300 Norcross, GA 30071	Hotel, Gaming & Leisure	12.50%, 05/26/2028	25,846	22,860	4,135	0.5%
TMK Hawk Parent, Corp. 505 Collins Street South Attleboro, MA 02703	Services: Business	11.00%, 12/15/2031	1,421	1,421	1,371	0.2%
Equity
ARC Financial Partners, LLC 888 Seventh Avenue, 29th Floor New York, NY 10106	Metals & Mining	Membership Interests (25% ownership)	N/A	—	177	0.0%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Ascent Resources - Marcellus, LLC 301 N.W. 63rd, Suite 600 Oklahoma City, OK 73116	Energy: Oil & Gas	Membership Units	511,255 Units	1,642	971	0.1%
Avison Young (Canada) Inc./Avison Young (USA) Inc. 222 Bay St., Suite 2500, Mailbox #245 Toronto, ON M5K 1J5 Canada	Banking, Finance, Insurance & Real Estate	Class A Preferred Shares	8,800,606 Units	8,801	6,666	0.8%
Avison Young (Canada) Inc./Avison Young (USA) Inc. 222 Bay St., Suite 2500, Mailbox #245 Toronto, ON M5K 1J5 Canada	Banking, Finance, Insurance & Real Estate	Class F Common Shares	6,575 Units	3,182	4,128	0.5%
Carestream Health, Inc. 150 Verona Street Rochester, NY 14608	Healthcare & Pharmaceuticals	Common Stock	614,368 Units	21,759	17,970	2.1%
CF Arch Holdings LLC 1775 St. James Place, Suite 200 Houston, TX 77056	Services: Business	Class A Units	380,952 Units	381	663	0.1%
CION/EagleTree Partners, LLC 100 Park Avenue, 25th Floor New York, NY 10017	Diversified Financials	Participating Preferred Shares	22,072,841 Units	22,073	19,393	2.2%
CION/EagleTree Partners, LLC 100 Park Avenue, 25th Floor New York, NY 10017	Diversified Financials	Membership Units (85% ownership)	N/A	—	—	0.0%
David’s Bridal, LLC 1001 Washington Street Conshohocken, PA 19428	Retail	Preferred Units	1,000 Units	10,820	13,429	1.6%
David’s Bridal, LLC 1001 Washington Street Conshohocken, PA 19428	Retail	Common Units	900,000 Units	23,130	42,570	4.9%
EBSC Holdings, LLC 1700 W. Higgins Road Des Plaines, IL 66018	Services: Consumer	Preferred Units	2,000 Units	1,970	1,970	0.2%
FWS Parent Holdings, LLC 116 Village Blvd., Suite 200 Princeton, NJ 08540	Services: Business	Class A Membership Interests	35,242 Units	800	458	0.1%
GSC Technologies, Inc. 160 Rue Vanier, Saint-Jean-sur-Richelieu QC J3B 3R4, Canada	Chemicals, Plastics & Rubber	Common Shares	807,268 Units	—	1,066	0.1%
Heritage Litigation Trust 3900 N 10th Street, Suite 910 McAllen, TX 78501	Energy: Oil & Gas	Restricted Stock	238,375 Units	119	132	0.0%
Instant Web Holdings, LLC 7951 Powers Blvd Chanhassen, MN 55317	Media: Advertising, Printing & Publishing	Class A Common Units	10,819 Units	—	—	0.0%
IPP Buyer Holdings, LLC 8450 City Centre Dr Woodbury, MN 55125	Retail	Class A Units	8,888,354 Units	10,740	12,266	1.4%
Isagenix International, LLC 155 E. Rivulon Blvd. Gilbert, AZ 85297	Beverage, Food & Tobacco	Common Shares	601,941 Units	8,987	6,107	0.7%
K&N HoldCo, LLC 1455 Citrus Street Riverside, CA 92507	Consumer Goods: Durable	Membership Units	458,364 Units	8,356	5,469	0.6%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Language Education Holdings GP LLC 7 Roszel Road, 3rd Floor Princeton, NJ 08540	Services: Business	Common Units	366,667 Units	—	—	0.0%
Language Education Holdings LP 7 Roszel Road, 3rd Floor Princeton, NJ 08540	Services: Business	Ordinary Common Units	366,667 Units	825	1,683	0.2%
Longview Intermediate Holdings C, LLC 1375 Fort Martin Rd Maidsville, WV 26541	Energy: Oil & Gas	Membership Units	653,989 Units	2,704	20,408	2.4%
Macquarie Capital Funding LLC 125 West 55th Street New York, NY 10019	Hotel, Gaming & Leisure	N/A	123,568 Units	4,200	2,045	0.2%
Mount Logan Capital Inc. Suite 800, 365 Bay Street Toronto, Ontario M5H 2V1	Banking, Finance, Insurance & Real Estate	Common Stock	1,075,557 Units	3,534	1,589	0.2%
New Giving Acquisition, Inc. 835 W 6th Street, Suite 1450 Austin, TX 78703	Healthcare & Pharmaceuticals	Warrants	4,630 Units	633	3,198	0.4%
New HW Holdings Corp. 3420 Maple Ave. Pulaski, NY 13142	Capital Equipment	Common Stock	133 Units	—	—	0.0%
NS NWN Acquisition, LLC 271 Waverley Oaks Road Waltham, MA 02452	High Tech Industries	Class A Preferred Units	111 Units	—	962	0.1%
NS NWN Acquisition, LLC 271 Waverley Oaks Road Waltham, MA 02452	High Tech Industries	Common Equity	346 Units	393	—	0.0%
NS NWN Holdco, LLC 271 Waverley Oaks Road Waltham, MA 02452	High Tech Industries	Non-Voting Units	522 Units	—	212	0.0%
NSG Co-Invest (Bermuda) LP 102 St, James Court Flatts Smiths, FL 04 Bermuda	Consumer Goods: Durable	Partnership Interests	1,575 Units	1,000	934	0.1%
Palmetto Clean Technology, Inc. 1505 King Street Suite #114 Charleston, SC 29405	High Tech Industries	Warrants	724,112 Units	472	2,266	0.3%
Reorganized Heritage TopCo, LLC 3900 N 10th Street, Suite 910 McAllen, TX 78501	Energy: Oil & Gas	Common Stock	201,249 Units	7,225	7,790	0.9%
RumbleOn, Inc. 901 W Walnut Hill Ln #110A Irving, TX 75038	Automotive	Warrants	60,606 Units	378	253	0.0%

			Principal /
		Investment	Par Amount /			% of
		Coupon Rate,	Number of	Amortized	Fair	Net
Name and Address of Portfolio Company	Industry	Maturity Date	Shares	Cost	Value	Assets
Service Compression Holdings, LLC 2523 86th Street Lubbock, Texas 79422	Energy: Oil & Gas	Junior Preferred Units	389,001 Units	1,326	1,365	0.2%
Service Compression Holdings, LLC 2523 86th Street Lubbock, Texas 79423	Energy: Oil & Gas	Warrants	730,586 Units	1,426	1,976	0.2%
Snap Fitness Holdings, Inc. 2411 Galpin Ct., Suite 110 Chanhassen, MN 55317	Services: Consumer	Class A Common Stock	9,858 Units	3,078	4,204	0.5%
Snap Fitness Holdings, Inc. 2411 Galpin Ct., Suite 110 Chanhassen, MN 55317	Services: Consumer	Warrants	3,996 Units	1,247	1,704	0.2%
SRA Holdings, LLC 1600 N Bethlehem Pk St N200 Lower Gwynedd, PA 19002	Banking, Finance, Insurance & Real Estate	Membership Units	224,865 Units	23,611	26,948	3.1%
STATinMed Parent, LLC 13101 Preston Rd, Suite 110, #3395 Dallas, TX 75240	Healthcare & Pharmaceuticals	Class A Preferred Units	6,182 Units	6,182	1,248	0.1%
STATinMed Parent, LLC 13101 Preston Rd, Suite 110, #3395 Dallas, TX 75240	Healthcare & Pharmaceuticals	Class B Preferred Units	51,221 Units	3,193	—	0.0%
TMK Hawk Parent, Corp. 505 Collins Street South Attleboro, MA 02703	Services: Business	Common Shares	643,588 Units	8,579	8,502	1.0%
TMK Hawk Parent, Corp. 505 Collins Street South Attleboro, MA 02703	Services: Business	Warrants	36,734 Units	—	193	0.0%
URS Topco, LLC 41000 Plymouth Road Plymouth, MI 48170	Transportation: Cargo	Common Equity	430,540 Units	9,669	12,363	1.4%
WorkGenius, LLC 142 W 57th St New York, NY 10019	Services: Business	Class A Units	500 Units	500	667	0.1%
Yak Holding II, LLC 2438 Highway 98 E Columbia, MS 39429	Construction & Building	Series A Preferred Units	4,000,000 Units	2,000	4,000	0.5%
Yak Holding II, LLC 2438 Highway 98 E Columbia, MS 39429	Construction & Building	Series B‑1 Preferred Units	1,966,018 Units	1,966	1,986	0.2%
Yak Holding II, LLC 2438 Highway 98 E Columbia, MS 39429	Construction & Building	Series A Common Units	127,419 Units	—	748	0.1%

DETERMINATION OF NET ASSET VALUE

The value of our assets is determined quarterly and at such other times that an event occurs that materially affects the valuation. The valuation is made pursuant to Section 2(a)(41) of the 1940 Act, which requires that we value our assets as follows: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, at fair value, as determined in good faith by our board of directors. As a BDC, Section 2(a)(41) of the 1940 Act requires the board of directors to determine in good faith the fair value of portfolio securities for which a market price is not readily available, and it does so in conjunction with the application of our valuation procedures by CIM. In accordance with Rule 2a-5 of the 1940 Act, our board of directors has designated CIM as our “valuation designee.” Our board of directors and the audit committee of our board of directors, which is comprised solely of our independent directors, oversees the activities, methodology and processes of the valuation designee.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations in our consolidated financial statements. See “Risk Factors—Risks Related to our Business and Structure—As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.” in Part I, Item 1A of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

In making fair value determinations, the following guidelines generally are used.

Valuation of Portfolio Investments

The fair value of our investments is determined quarterly in good faith by our board of directors pursuant to our consistently applied valuation procedures and valuation process in accordance with Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC 820. In accordance with Rule 2a-5 of the 1940 Act, our board of directors has designated CIM as our “valuation designee.” Our board of directors and the audit committee of our board of directors, the latter of which is comprised solely of independent directors, oversees the activities, methodology and processes of the valuation designee. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a three-tier fair value hierarchy that prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Inputs used to measure these fair values are classified into the following hierarchy:

Level 1 —	Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.
Level 2 —

Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3 —

Unobservable inputs for the asset or liability. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes that include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by the disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Based on the observability of the inputs used in the valuation techniques, we are required to provide disclosures on fair value measurements according to the fair value hierarchy. The level in the fair value hierarchy for each fair value measurement has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The level assigned to the investment valuations may not be indicative of the risk or liquidity associated with investing in such investments. Because of the inherent uncertainties of valuation, the values reflected in our consolidated financial statements may differ materially from the value that would be received upon an actual sale of such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that we ultimately realize on these investments to materially differ from the valuations currently assigned.

A portion of our investments consist of debt securities that are traded on a private over-the-counter market for institutional investments. CIM attempts to obtain market quotations from at least two brokers or dealers for each investment (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). CIM typically uses the average midpoint of the broker bid/ask price to determine fair value unless a different point within the range is more representative. Because of the private nature of this marketplace (meaning actual transactions are not publicly reported), and the non-binding nature of consensus pricing and/or quotes, we believe that these valuation inputs result in Level 3 classification within the fair value hierarchy. As these quotes are only indicative of fair value, CIM benchmarks the implied fair value yield and leverage against what has been observed in the market. If the implied fair value yield and leverage fall within the range of CIM’s market pricing matrix, the quotes are deemed to be reliable and used to determine the investment’s fair value.

Notwithstanding the foregoing, if in the reasonable judgment of CIM, the price of any investment held by us and determined in the manner described above does not accurately reflect the fair value of such investment, CIM will value such investment at a price that reflects such investment’s fair value and report such change in the valuation to the board of directors or its designee as soon as practicable. Investments that carry certain restrictions on sale will typically be valued at a discount from the public market value of the investment.

Any investments that are not publicly traded or for which a market price is not otherwise readily available are valued at a price that reflects it fair value. With respect to such investments, if CIM is unable to obtain market quotations, the investments are reviewed and valued using one or more of the following types of analyses:

i	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.
ii	Valuations implied by third-party investments in the applicable portfolio companies.
iii	A benchmarking analysis to compare implied fair value and leverage to comparable market investments.
iv	Discounted cash flow analysis, including a terminal value or exit multiple.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements. Below is a description of factors that our board of directors may consider when valuing our equity and debt investments where a market price is not readily available:

●	the size and scope of a portfolio company and its specific strengths and weaknesses;
●	prevailing interest rates for like securities;
●	expected volatility in future interest rates;
●	leverage;
●	call features, put features and other relevant terms of the debt;
●	the borrower’s ability to adequately service its debt;
●	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;
●	the quality of collateral securing our debt investments;
●	multiples of EBITDA, cash flows, net income, revenues or, in some cases, book value or liquidation value; and
●	other factors deemed applicable.

All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners, or acquisition, recapitalization, and restructuring expenses or other related or non-recurring items. The choice of analyses and the weight assigned to such factors may vary across investments and may change within an investment if events occur that warrant such a change.

When we use the discounted cash flow model to value our investments, such model deemed appropriate by CIM is prepared for the applicable investments and reviewed by designated members of CIM’s management team. Such models are prepared at least quarterly or on an as needed basis. The model uses the estimated cash flow projections for the underlying investments and an appropriate discount rate is determined based on the latest financial information available for the borrower, prevailing market trends, comparable analysis and other inputs. The model, key assumptions, inputs, and results are reviewed by designated members of CIM’s management team with final approval from the board of directors.

Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

We periodically benchmark the broker quotes from the brokers or dealers against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these quotes are reliable indicators of fair value. We may also use other methods to determine fair value for securities for which we cannot obtain market quotations through brokers or dealers, including the use of an independent valuation firm. Designated members of CIM’s management team and our board of directors review and approve the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

As a practical expedient, we used NAV as the fair value for our equity investments in CION SOF Funding, LLC and BCP Great Lakes Fund LP, and we use NAV as the fair value for our equity investment in CION/EagleTree. CION SOF Funding, LLC and BCP Great Lakes Fund LP recorded, and CION/EagleTree records, their underlying investments at fair value on a quarterly basis in accordance with ASC 820.

Valuation Methods

With respect to investments for which market quotations are not readily available, CIM, as the valuation designee of our board of directors, undertakes a multi-step valuation process each quarter, as described below:

●	our quarterly valuation process generally begins with each portfolio company or investment either being sent directly to an independent valuation firm or initially valued by certain of CIM’s investment professionals and certain members of its management team, with such valuation taking into account information received from various sources, including independent valuation firms, if applicable;
●	preliminary valuation conclusions are then documented and discussed with members of CIM’s management team;
●	designated members of CIM’s management team review the preliminary valuation, and, if applicable, deliver such preliminary valuation to an independent valuation firm for its review;
●	designated members of CIM’s management team, and, if appropriate, the relevant investment professionals meet with the independent valuation firm to discuss the preliminary valuation;
●	designated members of CIM’s management team respond and supplement the preliminary valuation to reflect any comments provided by the independent valuation firm;
●	our audit committee meets with members of CIM’s management team and the independent valuation firms to discuss the assistance provided and the results of the independent valuation firms’ review; and
●	our board of directors and our audit committee provide oversight with respect to this valuation process, including requesting such materials as they may determine appropriate.

We shall promptly (but no later than five business days after we become aware) report to our board of directors in writing on the occurrence of matters that materially affect the fair value of the designated portfolio of investments. Material matters in this instance include a significant deficiency or material weakness in the design or effectiveness of CIM’s fair value determination process resulting in a material error in the calculation of NAV of $0.01 per share or greater.

In addition to the foregoing, certain investments for which a market price is not readily available are evaluated on a quarterly basis by an independent valuation firm and certain other investments are on a rotational basis reviewed by an independent valuation firm. Finally, certain investments are not evaluated by an independent valuation firm unless certain aspects of such investments in the aggregate meet certain criteria.

Given the expected types of investments, excluding short term investments and stock of publicly traded companies that are classified as Level 1, management expects our portfolio holdings to be classified as Level 3. Due to the uncertainty inherent in the valuation process, particularly for Level 3 investments, such fair value estimates may differ significantly from the values that would have been used had an active market for the investments existed. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses that we ultimately realize on these investments to materially differ from the valuations currently assigned. Inputs used in the valuation process are subject to variability in the future and can result in materially different fair values.

For an additional discussion of our investment valuation process, refer to “Note 2. Summary of Significant Accounting Policies” in the Notes to Consolidated Financial Statements in our most recent Annual Report filed on Form 10-K.

MANAGEMENT

Please refer to Part III, Item 10, “Directors, Executive Officers and Corporate Governance” in our most recent Annual Report on Form 10-K and “Proposal 1—Election of Directors” in our most recent Definitive Proxy Statement on Schedule 14A, which are incorporated by reference into this prospectus, for information relating to our management and board of directors.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of CIM and its investment professionals, including CIM’s investment committee, which currently consists of Mark Gatto and Michael A. Reisner, co-chief executive officers of CIM and co-chairmen of its investment committee, and Gregg A. Bresner, President and Chief Investment Officer of CIM. For more information regarding the business experience of Messrs. Gatto, Reisner and Bresner, see “Management” in this prospectus and the documents incorporated by reference therein. A majority of members of CIM’s investment committee must approve each new investment that we make. The members of CIM’s investment committee will not be employed by us and will receive no compensation from us in connection with their portfolio management activities.

Investment Personnel

Our investment personnel currently consists of CIM’s various investment professionals and the members of CIM’s investment committee, Messrs. Gatto, Reisner and Bresner. See “Management” in this prospectus and the documents incorporated by reference therein for biographical information pertaining to Messrs. Gatto, Reisner and Bresner.

CIM is currently staffed with various investment professionals, the members of the investment committee, and our other executive officers. In addition, CIM may retain additional investment personnel, based upon its needs.

The compensation of the members of the investment committee paid by CIM includes an annual base salary and may include a discretionary annual bonus. In addition, certain investment committee members indirectly hold equity interests in CIM and may receive distributions in profits in respect of those interests.

The table below shows the dollar range of shares of our common stock beneficially owned by the members of the investment committee as of June 10, 2024.

Dollar Range of Equity Securities
Name of Portfolio Manager	Beneficially Owned(1)(2)(3)
Mark Gatto	$500,001—$1,000,000
Michael A. Reisner	$500,001—$1,000,000
Gregg A. Bresner	$500,001—$1,000,000
(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $12.24 on June 10, 2024 on the NYSE.
(3)	The dollar range of equity securities beneficially owned are: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of CIM

Management Services and Responsibilities

CIM is a registered investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our board of directors, CIM oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, CIM, among other things:

●	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
●	identifies, evaluates and negotiates the structure of the investments we make;
●	performs due diligence on prospective portfolio companies;
●	executes, closes, services and monitors the investments we make; and
●	determines the securities and other assets we purchase, retain or sell.

CIM’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

For information about the investment advisory agreement and the fees to be paid to CIM under the terms of the investment advisory agreement, please see “Note 1. Organization and Principal Business” and “Note 4. Transactions Related Parties” to our Consolidated Financial Statements in Part II, Item 8 of our most recent Annual Report on Form 10-K. Also see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of our most recent Annual Report on Form 10-K.

ADMINISTRATION AGREEMENT

Administrative Services

On April 1, 2018, we entered into an administration agreement with CIM pursuant to which CIM furnishes us with administrative services including accounting, investor relations and other administrative services necessary to conduct our day-to-day operations. CIM is reimbursed for administrative expenses it incurs on our behalf in performing its obligations, provided that such reimbursement is for the lower of CIM’s actual costs or the amount that we would have been required to pay for comparable administrative services in the same geographic location. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We do not reimburse CIM for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in CIM.

Additionally, as a BDC, we must offer managerial assistance to our portfolio companies. This managerial assistance may include monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance. CIM, as our administrator, makes available such managerial assistance, on our behalf, to our portfolio companies. We may receive fees for these services and will reimburse CIM for it allocated costs in providing such assistance, subject to review and approval by our board of directors.

Term; Effective Date

The administration agreement became effective on April 1, 2018. Unless earlier terminated as described below, the agreement remains in effect from year-to-year if approved annually by a majority of our directors who are not interested persons and either our board of directors or the holders of a majority of our outstanding voting securities. On August 7, 2023, our board of directors, including a majority of our board of directors who are not interested persons, approved the renewal of the administration agreement with CIM for a period of twelve months commencing August 9, 2023.

We may terminate the administration agreement with CIM on 60 days’ written notice without penalty.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The information contained in Part III, Item 13, “Certain Relationships and Related Transactions, and Director Independence” in our most recent Annual Report on Form 10-K and under the caption “Certain Relationships and Related Transactions” in our most recent Definitive Proxy Statement on Schedule 14A are incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The information contained in Part III, Item 12, “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in our most recent Annual Report on Form 10-K and under the captions “Security Ownership of Management and Certain Beneficial Owners” and “Dollar Range of Securities Beneficially Owned by Directors” in our most recent Definitive Proxy Statement on Schedule 14A are incorporated by reference herein.

DISTRIBUTION REINVESTMENT PLAN

We adopted an “opt out” distribution reinvestment plan administered by SS&C Technologies, Inc. (f/k/a DST Systems, Inc.) and its affiliates, or the Plan Administrator, with respect to the reinvestment of cash distributions declared by our board of directors (or by our co-chief executive officers and ratified by our board of directors) in shares of our common stock.

All shareholders, including those who held shares prior to the Listing, must affirmatively opt out in the manner detailed below if they do not wish to participate in the distribution reinvestment plan.

With respect to each distribution subject to the distribution reinvestment plan, our board of directors reserves the right, subject to the provisions of the 1940 Act, to either issue new shares of common stock or to make open market purchases of our shares of common stock for the accounts of plan participants. We intend to use primarily newly issued shares of our common stock to implement the distribution reinvestment plan, so long as such shares are trading at or above NAV. If shares of our common stock are trading below NAV, we intend to cause the Plan Administrator or its designee, to the extent permitted by law and after taking into account any additional expenses related to open market purchases, to purchase shares of our common stock in the open market in connection with the implementation of the distribution reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the distribution reinvestment plan even if such shares are trading below NAV. If newly issued shares are used to implement the distribution reinvestment plan, the number of shares of our common stock to be issued to a plan participant is determined by dividing the total dollar amount of the distribution payable to such shareholder by the market price per share of common stock at the close of regular trading on the NYSE on the payment date subject to the adjustments described below. The market price per share of our common stock on a particular date shall be the closing price for such shares on the NYSE on such date or, if no sale is reported for such date, at the average of their reported bid and asked prices. However, if the market price per share exceeds the most recently computed NAV per share, we shall issue shares at the greater of (i) the most recently computed NAV and (ii) 95% of the current market price per share. If the market price per share is less than the most recently computed NAV per share, and we issue shares pursuant to the distribution reinvestment plan, we shall issue such shares at NAV. If shares of our common stock are purchased in the open market to implement the distribution reinvestment plan, the number of shares to be issued to a plan participant shall be determined by dividing the dollar amount of the cash distribution payable to such participant by the weighted average price per share for all shares purchased by the Plan Administrator in the open market in connection with the distribution. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of the shareholders have been tabulated.

Each participant may elect to receive an entire distribution in cash by notifying the Plan Administrator in writing (if shares are registered directly with the Plan Administrator) or by notifying such plan participant’s broker (if shares are held in a brokerage account). Such election will be effective immediately if the participant’s notice is received at least three days prior to any distribution date; otherwise, such election will be effective only with respect to any subsequent distribution.

The distribution reinvestment plan may be terminated or amended by us upon notice in writing that is published and made publicly available at least 30 days prior to any record date for the payment of any distribution by us. Any amendment or supplement shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of the participant’s account under the distribution reinvestment plan. Upon any termination, the Plan Administrator shall cause the shares of our common stock held for the participant under the distribution reinvestment plan to be delivered to the participant.

Please refer to “Note 5. Distributions” in the Notes to Consolidated Financial Statements in our most recent Annual Report filed on Form 10-K, “Note 5. Distributions” in the Notes to Consolidated Financial Statements in our most recent Quarterly Report filed on Form 10-Q, our Current Reports filed on Form 8-K, as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, which are incorporated by reference into this prospectus, for information relating to our distribution reinvestment plan.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation, as amended and restated, and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law ana our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

Common Stock

Our authorized common stock consists of 500,000,000 shares, par value $0.001 per share. Our common stock commenced trading on the NYSE under the symbol “CION” on October 5, 2021. No shares of common stock have been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations.

Set forth below is a chart describing our common stock outstanding as of June 10, 2024:

(1)	(2)	(3)	(4)
		Amount Held by Us or for Our	Amount Outstanding Exclusive of
Title of Class	Amount Authorized	Account	Amount Under Column (3)
Common Stock	500,000,000	—	53,565,154

Under the terms of our articles of incorporation, all shares of our common stock have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available for such purpose. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as may be provided by the board of directors in setting the terms of classified or reclassified stock, the holders of our common stock have and will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock are able to elect all of our directors, provided that there are no shares of any other class or series of stock outstanding entitled to vote in the election of directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action.

Despite the above provisions of Maryland law, our articles of incorporation and the investment advisory agreement provide that CIM and its officers, directors, controlling persons and any other person or entity affiliated with it acting as our agent is not entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM, nor will am be held harmless for any loss or liability suffered by us, unless (1) CIM has determined, in good faith, that the course of conduct that caused the loss or liability was in our best interests, (2) CIM was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of willful malfeasance, bad faith or gross negligence by CIM or an affiliate thereof acting as our agent and (4) the indemnification or agreement to hold CIM harmless is only recoverable out of our assets and not from our shareholders. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Maryland Business Combination Act and The Maryland Control Share Acquisition Act

The Maryland Business Combination Act, subject to limitations, prohibits certain business combinations between a Maryland corporation (like we are) and an interested shareholder (defined generally as any person who beneficially owns 10% or more of the voting power of our voting capital stock) or an affiliate of any interested shareholder for five years following the most recent date on which the shareholder became an interested shareholder, and thereafter imposes special appraisal rights and special shareholder voting requirements on these combinations. The Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the shareholder, entitle the shareholder to exercise, or direct the exercise of, one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by the corporation’s shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

The provisions of these two statutes generally apply to a Maryland corporation unless the corporation’s board of directors and bylaws, respectively, exempt the corporation from such provisions. Our board of directors has adopted resolutions that expressly exempt us from the Maryland Business Combination Act and our bylaws contain provisions that expressly exempt us from the Maryland Control Share Acquisition Act. Our election to be exempt from the provisions of the Maryland Control Share Acquisition Act may be repealed by our board of directors at its discretion, the result of which would make it more difficult for a third party to obtain control of us.

Election of Directors

As permitted by Maryland law, our directors are elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered terms. At each annual meeting of our shareholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. We believe that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Vacancies; Removal

Our articles of incorporation provides that the number of directors is set by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our articles of incorporation as permitted by Maryland law, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, our shareholders may remove a director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast in the election of directors.

We currently have a total of eight members of the board of directors, six of whom are independent directors. Our articles of incorporation provide that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Shareholders

The Maryland General Corporation Law provides that shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the board of directors and the proposal of business to be considered by shareholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Among other things, and subject to certain exceptions, such advance notice provisions require that certain detail concerning the shareholder nominee or proposal be delivered to our secretary not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. Among other things, such advance notice provisions require that certain detail concerning the shareholder nominee, including, among other things, the name, age and address of the shareholder nominee and number of shares held by the shareholder nominee, be delivered to our secretary not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting.

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our board of directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

Our bylaws provide that our board of directors and certain of our officers may call special meetings of shareholders. Additionally, our articles of incorporation and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Pursuant to our articles of incorporation, provided that our directors then in office have approved and declared the action advisable and submitted such action to the shareholders, an amendment to our articles of incorporation that requires shareholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, (i) amendments to our articles of incorporation to make our common stock a “redeemable security” or to convert the company, whether by merger or otherwise, from a closed-end company to an open-end company, and (ii) the dissolution of the company, must each be approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our articles of incorporation and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Our articles of incorporation provide that approval by a majority of our shareholders is needed for the following actions:

●	Amendment of the investment advisory agreement;
●	Removal of CIM and election of a new investment adviser;
●	Approval or disapproval of the sale of all or substantially all of our assets when such sale is to be made other than in the ordinary course of our business; and
●	Approval of a merger involving us or our reorganization.

Without the approval of a majority of our shareholders, CIM may not:

●	Amend the investment advisory agreement except for amendments that would not adversely affect the interests of our shareholders;
●	Voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;
●	Appoint a new investment adviser;
●	Sell all or substantially all of our assets other than in the ordinary course of business; and
●	Approve a merger involving us or our reorganization.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Maryland Control Share

Acquisition Act (defined and discussed above), as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our articles of incorporation provide that shareholders will not be entitled to exercise appraisal rights.

Appraisal and Compensation

Additional provisions of Maryland law provide that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s articles of incorporation and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of shareholders. A board of directors classified in that manner cannot be altered by amendment to the articles of incorporation of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the articles of incorporation or bylaws:

●	provide that a special meeting of shareholders will be called only at the request of shareholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;
●	reserve for itself the right to fix the number of directors;
●	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;
●	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and
●	provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of shareholders. A board of directors may implement all or any of these provisions without amending the articles of incorporation or bylaws and without shareholder approval. A corporation may be prohibited by its articles of incorporation or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our articles of incorporation, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the board of directors resulting from an increase in the size of the board or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our board is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the board, and provided that independent directors will nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our articles of incorporation and bylaws, the law would permit our board of directors to override further changes to the articles of incorporation or bylaws.

Conflicts with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (If we amend our bylaws to be subject to such act) and the Maryland Business Combination Act, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF PREFERRED STOCK THAT WE MAY ISSUE

In addition to shares of common stock, our articles of incorporation authorizes our board of directors to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each series of preferred stock, our board of directors will be required by Maryland law and by our articles of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of our preferred stock. Thus, to the extent permitted by the 1940 Act, our board of directors could authorize the issuance of shares of a series of our preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

Any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Particular terms of any preferred stock we offer will be described in the prospectus supplement and any related free writing prospectus relating to such preferred stock. For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement and any related free writing prospectus relating to such series will describe:

●	the designation and number of shares of such series;
●	the rate, whether fixed or variable, and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;
●	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
●	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
●	the voting powers, if any, of the holders of shares of such series;
●	any provisions relating to the redemption of the shares of such series;
●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
●	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
●	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. We expect the dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF SUBSCRIPTION RIGHTS THAT WE MAY ISSUE

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement and any related free writing prospectus relating to such subscription rights.

We may issue subscription rights to purchase common stock or other securities. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our shareholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement and any related free writing prospectus to our shareholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common shareholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common shareholders exercise any subscription rights.

The applicable prospectus supplement and any related free writing prospectus will describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
●	the title and aggregate number of such subscription rights;
●	the exercise price or a formula for the determination of the exercise price for such subscription rights;
●	if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;
●	the ratio of the offering (which, in the case of transferable rights for common stock, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
●	the number or a formula for the determination of the number of such subscription rights issued to each shareholder;
●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
●	the date on which the right to exercise such subscription rights would commence, and the date on which such rights will expire (subject to any extension);
●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
●	any termination right we may have in connection with such subscription rights offering;
●	the terms of any rights to redeem, or call such subscription rights;
●	the terms of the securities issuable upon exercise of the subscription rights;
●	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Each subscription right would entitle the holder of the subscription right to purchase for cash or other consideration  such amount of shares of common stock or other securities at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement and any related free writing prospectus relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement and any related free writing prospectus. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement and any related free writing prospectus, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to shareholders, persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement and any related free writing prospectus. We have not previously completed such an offering of subscription rights.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our shareholders authorize the proposal to issue such subscription rights, and a “required” majority of our board of directors approves of such issuance on the basis that the issuance is in the best interests of us and our shareholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our board of directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES THAT WE MAY ISSUE

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement and any related free writing prospectus relating to that series. The prospectus supplement and any related free writing prospectus may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any indenture, you should read both this prospectus and the prospectus supplement and any related free writing prospectus relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered in the United States, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, see “Description of our Debt Securities — Events of Default” of this prospectus for more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities issued pursuant to this prospectus and any accompanying prospectus supplement and any related free writing prospectus. For example, in this section, we use capitalized words to signify terms that are proposed to be specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest, you will need to read the indenture. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement and any related free writing prospectus, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

●	the designation or title of the series of debt securities;
●	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;
●	the percentage of the principal amount at which the series of debt securities will be offered;
●	the date or dates on which principal will be payable;
●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
●	the terms for redemption, extension or early repayment, if any;
●	the currencies in which the series of debt securities are issued and payable;
●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
●	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
●	the denominations in which the offered debt securities will be issued;
●	the provision for any sinking fund;

●	any restrictive covenants;
●	any Events of Default;
●	whether the series of debt securities are issuable in certificated form;
●	any provisions for defeasance or covenant defeasance;
●	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
●	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
●	whether the debt securities are subject to subordination and the terms of such subordination;
●	the listing, if any, on a securities exchange; and
●	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement or any related free writing prospectus state otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage ratio, as defined in the 1940 Act. We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 150% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors” in Part I, Item 1A of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

General

The indenture provides that any debt securities proposed to be sold under this prospectus, any prospectus supplement, and any related free writing prospectus, defined herein as the “offered debt securities,” and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, defined herein as “underlying debt securities,” may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Description of our Debt Securities — Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures. We refer you to the prospectus supplement and any related free writing prospectus for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and our shareholders, a majority of our shareholders (including shareholders who are not affiliated persons of us) have approved an issuance of common stock below the then current NAV per share in the 12 months preceding the issuance, and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement and any related free writing prospectus will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement and any related free writing prospectus.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement and any related free writing prospectus. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

●	how it handles securities payments and notices;
●	whether it imposes fees or charges;
●	how it would handle a request for the holders’ consent, if ever required;
●	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
●	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
●	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Debt Securities — Global Securities — Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

●	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
●	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Debt Securities — Issuance of Securities in Registered Form” above;
●	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
●	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
●	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
●	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
●	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
●	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
●	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Debt Securities — Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

●	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;
●	if we notify the trustee that we wish to terminate that global security; or
●	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Description of our Debt Securities — Events of Default.”

The prospectus supplement and any related free writing prospectus may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement and any related free writing prospectus. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Debt Securities — Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows: We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement and any related free writing prospectus or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement and any related free writing prospectus. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series may include any of the following (unless the prospectus supplement or any related free writing prospectus relating to such debt securities states otherwise):

●	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;
●	we do not pay interest on a debt security of the series within 30 days of its due date;
●	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
●	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;
●	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur; and
●	any other Event of Default in respect of debt securities of the series described in the prospectus supplement or any related free writing prospectus occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability, called an indemnity, security, or both, satisfactory to the trustee. If reasonable indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

●	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
●	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s debt security, however, without the holder’s approval.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement and any related free writing prospectus relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

●	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
●	immediately after the transaction no Event of Default shall have happened and be continuing;
●	we must deliver certain certificates and documents to the trustee; and
●	we must satisfy any other requirements specified in the prospectus supplement and any related free writing prospectus relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a debt security;
●	reduce any amounts due on a debt security;
●	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

●	adversely affect any right of repayment at the holder’s option;
●	change the place or currency of payment on a debt security (except as otherwise described in the prospectus, prospectus supplement or free writing prospectus);
●	impair your right to sue for payment;
●	adversely affect any right to convert or exchange a debt security in accordance with its terms;
●	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
●	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
●	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
●	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

●	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
●	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities — Modification or Waiver — Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
●	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement and any related free writing prospectus; and

●	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Description of our Debt Securities — Defeasance — Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement and any related free writing prospectus that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Description of our Debt Securities — Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

●	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and
●	we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series, called “full defeasance”, if we put in place the following other arrangements for you to be repaid:

●	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

●	we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Description of our Debt Securities — Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form;
●	without interest coupons; and
●	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement and any related free writing prospectus. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
●	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the prospectus supplement and any related free writing prospectus will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement and any related free writing prospectus for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

It is anticipated that U.S. Bank Trust Company, National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement and any related free writing prospectus.

DESCRIPTION OF WARRANTS THAT WE MAY ISSUE

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement and any related free writing prospectus relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement and any related free writing prospectus will describe the particular terms of any series of warrants we may issue, including the following:

●	the title of such warrants;
●	the aggregate number of such warrants;
●	the price or prices at which such warrants will be issued;
●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
●	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
●	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
●	the date on which the right to exercise such warrants will commence and the date on which such right will expire (subject to any extension);
●	whether such warrants will be issued in registered form or bearer form;
●	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
●	the terms of any rights to redeem, or call such warrants;
●	information with respect to book-entry procedures, if any;
●	the terms of the securities issuable upon exercise of the warrants;
●	if applicable, a discussion of certain U.S. federal income tax considerations; and
●	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) our shareholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our shareholders and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pass-through entities (including S-corporations), pension plans and trusts, financial institutions, real estate investment trusts, or REITs, RICs, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, and financial institutions. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we were to invest in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;
●	a corporation, or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares of our common stock that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our shareholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our shareholders, for each taxable year, distributions of an amount at least equal to 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for distributions paid, or the Annual Distribution Requirement. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our shareholders in respect of each calendar year distributions of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement.

Taxation as a RIC

If we:

●	qualify as a RIC; and
●	satisfy the Annual Distribution Requirement;
●	then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we timely distribute (or are deemed to timely distribute) to shareholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed or are deemed distributed as distributions to our shareholders.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;
●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and
●	diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or collectively, the Diversification Tests.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether we satisfy the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement described above, our proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.

In addition, as a RIC we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year. If we do not meet the required distributions, we will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet U.S. federal excise tax distribution requirements will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the U.S. federal excise tax requirements, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income or capital gains.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our shareholders even if such taxable income is greater than the net income we actually earn during those taxable years.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and avoid a fund-level tax.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates (and any applicable U.S. state and local taxes). The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates (as well as any applicable U.S. state and local taxes), but we would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate shareholders would be eligible to claim a dividends received deduction with respect to such distributions and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Our Investments—General

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat distributions that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without receipt of a corresponding cash payment, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses or future non-cash income. Any such transaction could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

If we purchase shares in a “passive foreign investment company,” or a PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable distribution to our shareholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or a QEF, in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC” above.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that we might otherwise realize directly, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be established and used to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our shareholders on such fees and income.

Taxation of U.S. Shareholders

The following discussion only applies to U.S. shareholders. Prospective shareholders that are not U.S. shareholders should refer to “—Taxation of Non-U.S. Shareholders” below.

Distributions

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate shareholders as well as will not be eligible for the corporate dividends received deduction. Subject to any future regulatory guidance to the contrary, distributions we make to shareholders in respect of any qualified publicly traded partnership income we receive will ostensibly not be eligible for the 20% pass through deduction accorded to non-corporate taxpayers under Section 199A of the Code in respect of such income received directly from a publicly traded partnership.

Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. A shareholder’s basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the shareholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the shareholder’s basis in the new shares will generally be equal to its fair market value.

Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include their pro rata share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to their pro rata allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. shareholders on December 31 of the calendar year in which the distribution was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

We will make available to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation. Distributions distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Dispositions

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its shares of our common stock for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock or substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, non-corporate U.S. shareholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. These rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. shareholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. shareholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Medicare Tax on Net Investment Income

A U.S. shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers and $125,000 in the case of married individuals filing a separate return). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

Tax Shelter Reporting Regulations

Under applicable Treasury regulations, if a U.S. shareholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. shareholder or $10 million or more for a corporate U.S. shareholder in any single taxable year (or a greater loss over a combination of years), the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. shareholders should consult their own tax advisers to determine the applicability of these Treasury regulations in light of their individual circumstances.

Backup Withholding

Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. shareholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Shareholders

The following discussion applies only to non-U.S. shareholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. shareholder will depend upon that shareholder’s particular circumstances. An investment in shares of our common stock by a non-U.S. shareholder may have adverse tax consequences to such non-U.S. shareholder. Non-U.S. shareholders should consult their own tax advisers before investing in our common stock.

Distributions; Dispositions

Subject to the discussion below, distributions of our “investment company taxable income” to non-U.S. shareholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Non-U.S. source interest income is not eligible for exemption from U.S. federal withholding tax, and distributions of non-U.S. source income will be subject to the 30% U.S. withholding tax unless reduced by an applicable tax treaty.

Certain properly reported distributions received by a non-U.S. shareholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year), in each case provided we report them as such and certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report a payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a non-U.S. shareholder, and gains recognized by a non-U.S. shareholder upon the sale of shares of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or, in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts

Under the Foreign Account Tax Compliance Act rules of the Code and applicable Treasury regulations, or collectively referred to as FATCA, the applicable withholding agent generally will be required to withhold 30% of (a) any dividends on our common stock or preferred stock and (b) the gross proceeds from a sale or other disposition of our common stock or preferred stock, in each case, paid to (i) a non-U.S. financial institution (whether such financial institution is the beneficial owner or an intermediary) unless such non-U.S. financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial non-U.S. entity (whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. Proposed Treasury regulations that may be relied on pending finalization provide that FATCA withholding on gross proceeds will be eliminated and, consequently, this withholding tax on gross proceeds is not currently expected to apply. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. If payment of this withholding tax is made, Non-U.S. shareholders that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. shareholders should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and non-U.S. tax consequences, of an investment in shares of our common stock.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE COMPANY, INCLUDING THE STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON STOCK.

REGULATION

We are subject to regulation as described in “Item 1. Business—Regulation” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein. In addition, the discussion presented below supplements, updates, supersedes and/or replaces, as appropriate, the same discussion disclosed in the documents incorporated by reference above.

Senior Securities

We were permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, was at least equal to 200% immediately after each such issuance. Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. On December 30, 2021, we received approval from our shareholders to reduce our minimum “asset coverage” ratio from 200% to 150% in accordance with the 1940 Act. Such asset coverage ratio became effective on December 31, 2021. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement and any free writing prospectus will set forth the terms of the offering of such securities, including:

●	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;
●	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and
●	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

We may offer our shares of common stock in a public offering at-the-market to a select group of investors, in which case a shareholder may not be able to participate in such offering and a shareholder will experience dilution unless the shareholder purchases additional shares of our common stock in the secondary market at the same or lower price.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future.

The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by U.S. Bank, N.A. The address of the custodian is: One Federal Street, Boston, MA 02110. SS&C Technologies, Inc. (f/k/a DST Systems, Inc.) acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent, distribution paying agent and registrar is 430 West 7th Street, Kansas City, MO 64105 and its telephone number is (816) 435-1000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, CIM is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. CIM does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While CIM will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, CIM may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if CIM determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus have been passed upon for us by Dechert LLP, New York, New York. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement or any related free writing prospectus.

EXPERTS

The consolidated financial statements of CION Investment Corporation as of December 31, 2023 and 2022, and for each of the years in the three-year period ended December 31, 2023, incorporated in this Prospectus by reference from the CION Investment Corporation Annual Report on Form 10-K for the year ended December 31, 2023 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their reports thereon, incorporated herein by reference, and have been incorporated and included in this Prospectus and Registration Statement in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed or incorporated by reference as an exhibit is qualified in all respects by such exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www.cionbdc.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated by reference into this Annual Report on Form 10-K and shareholders should not consider information contained on our website to be part of this Annual Report on Form 10-K. You may also obtain such information by contacting us, in writing at: 100 Park Avenue, 25th Floor, New York, New York 10017, or toll free at 1-877-822-4276 or collect at (212) 418-4700. The SEC maintains an Internet site that contains reports, proxy statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy statements and other information may be obtained by electronic request at the following e-mail address: publicinfo@sec.gov.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any applicable prospectus supplement is terminated will automatically be incorporated and, where applicable, supersede any applicable information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus our filings listed below and any future filings (including those made after the date of the filing of this registration statement) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, including all such documents we may file with the SEC after the date of the initial registration statement and prior to the effectiveness of the registration statement, until all of the securities offered by this prospectus and any applicable prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC, which is not deemed filed, is not incorporated by reference in this prospectus and any applicable prospectus supplement (unless specifically set forth in such filing). Information that we file with the SEC will automatically update and may supersede information in this prospectus, any applicable prospectus supplement and information previously filed with the SEC.

This prospectus and any applicable prospectus supplement will incorporate by reference the documents set forth below that have previously been filed with the SEC:

●	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on June 2, 2023;
●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on March 14, 2024
●	our Quarterly Report on Form 10-Q for the period ended March 31, 2024, filed with the SEC on May 9, 2024; and
●	the description of our common stock contained in our Registration Statement on Form 8-A12B (File No. 001-40859), as filed with the SEC on September 30, 2021, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Available Information,” or you may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

CION Investment Corporation

100 Park Avenue, 25th Floor

New York, NY 10017

(212) 418-4700

You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of CION Investment Corporation and its affiliated companies.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

●	Authorized Employees of CIM. It is our policy that only authorized officers and employees of CIM and its affiliates who need to know your personal information will have access to it.
●	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
●	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

CION Investment Corporation

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

PROSPECTUS

, 2024

PART C—OTHER

INFORMATION

Item 25.	Financial Statements and Exhibits

(1) Financial Statements

The reports of RSM US LLP, our independent registered public accounting firm, dated March 13, 2024, relating to the consolidated financial statements as of December 31, 2023 and 2022 and for each of the three years in the period ended December 31, 2023 and the effectiveness of internal control over financial reporting, as well as management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control Over Financial Reporting) as of December 31, 2023, have been incorporated by reference in this registration statement in “Part A–Information Required in a Prospectus.”

(2) Exhibits

(a)(1)*	Third Articles of Amendment and Restatement of the Articles of Incorporation of CION Investment Corporation.

(a)(2)

  Articles of Amendment to the Third Articles of Amendment and Restatement of the Articles of Incorporation of CION Investment Corporation (Incorporated by reference to Exhibit 3.1 to Registrant’s Current Report on Form 8-K filed with the SEC on September 16, 2021 (File No. 814-00941)).

(b)

 Bylaws of CION Investment Corporation (Incorporated by reference to Exhibit (B) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

(c)	Not applicable.

(d)(1)	Description of Registrant’s Securities (Incorporated by reference to Exhibit 4.4 to Registrant’s Annual Report on Form 10-K filed with the SEC on March 10, 2022 (File No. 001-40859)).

(d)(2)

Statement of Eligibility of Trustee on Form T-1 (Incorporated by reference to Exhibit (d)(2) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 12, 2024 (File No. 333-278658)).

(e)

Distribution Reinvestment Plan of CION Investment Corporation (Incorporated by reference to Exhibit 4.1 to Registrant’s Current Report on Form 8-K filed with the SEC on September 16, 2021 (File No. 814-00941)).

(f)	Not applicable.

(g)(1)

Second Amended and Restated Investment Advisory Agreement, dated as of October 5, 2021, by and between CION Investment Corporation and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on October 5, 2021 (File No. 814-00941)).

(h)	Not applicable.

(i)	Not applicable.

(j)

 Custody Agreement by and between CION Investment Corporation and U.S. Bank National Association (Incorporated by reference to Exhibit (J) to Pre-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-2 filed with the SEC on June 29, 2012 (File No. 333-178646)).

(k)(1)

Sale and Contribution Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CION Investment Corporation (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

(k)(2)

Master Participation Agreement, dated as of August 26, 2016, by and between 34th Street Funding, LLC and CION Investment Corporation (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on September 1, 2016 (File No. 814-00941)).

(k)(3)

Amended and Restated Portfolio Management Agreement, dated as of September 30, 2016, by and among 34th Street Funding, LLC, CION Investment Management, LLC and JPMorgan Chase Bank, National Association (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on October 4, 2016 (File No. 814-00941)).

(k)(4)

Contribution Agreement, dated as of May 19, 2017, by and among CION Investment Corporation, Murray Hill Funding, LLC and Murray Hill Funding II, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(5)	Murray Hill Funding II, LLC Class A Notes Due 2027 (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(6)

Contribution Agreement, dated as of May 19, 2017, by and among UBS AG, London Branch, Murray Hill Funding II, LLC, U.S. Bank National Association, Murray Hill Funding, LLC and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(7)

October 2000 Version Global Master Repurchase Agreement, by and between UBS AG and Murray Hill Funding, LLC, together with the related Annex and Master Confirmation thereto, each dated as of May 19, 2017 (Incorporated by reference to Exhibit 10.5 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(8)

Collateral Management Agreement, dated as of May 19, 2017, by and between CION Investment Management, LLC and Murray Hill Funding II, LLC (Incorporated by reference to Exhibit 10.6 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(9)

Collateral Administration Agreement, dated as of May 19, 2017, by and among Murray Hill Funding II, LLC, CION Investment Management, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.7 to Registrant’s Current Report on Form 8-K filed with the SEC on May 25, 2017 (File No. 814-00941)).

(k)(10)

Murray Hill Funding II, LLC Class A Notes Due 2027 (Incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 7, 2017 (File No. 814-00941)).

(k)(11)

 Administration Agreement, dated as of April 1, 2018, by and between CION Investment Corporation and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on April 3, 2018 (File No. 814-00941)).

(k)(12)

Revolving Credit Note Agreement, dated as of December 17, 2020, by and among Murray Hill Funding II, LLC, Murray Hill Funding, LLC, U.S. Bank National Association, and the Class A-R Noteholders (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2020 (File No. 814-00941)).

(k)(13)

Murray Hill Funding II, LLC Class A-R Notes Due 2027 (Incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2020 (File No. 814-00941)).

(k)(14)

Second Amended and Restated Indenture, dated as of December 17, 2020, by and between Murray Hill Funding II, LLC and U.S. Bank National Association (Incorporated by reference to Exhibit 10.4 to Registrant’s Current Report on Form 8-K filed with the SEC on December 23, 2020 (File No. 814-00941)).

(k)(15)

Note Purchase Agreement of CION Investment Corporation related to the 2026 Notes, dated as of February 11, 2021 (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on February 16, 2021 (File No. 814-00941)).

(k)(16)

 Third Amended and Restated Loan and Security Agreement, dated as of February 26, 2021, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on March 1, 2021 (File No. 814-00941)).

(k)(17)

Unsecured Term Loan Facility Agreement, dated as of April 14, 2021, by and between CION Investment Corporation and More Provident Funds Ltd. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on April 20, 2021 (File No. 814-00941)).

(k)(18)

First Amendment to Third Amended and Restated Loan and Security Agreement, dated as of March 28, 2022, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank Trust Company, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on March 29, 2022 (File No. 814-00941)).

(k)(19)

Unsecured Term Loan Facility Agreement, dated as of April 27, 2022, by and between CION Investment Corporation and More Provident Funds and Pension Ltd. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on April 27, 2022 (File No. 814-00941)).

(k)(20)

Deed of Trust, dated as of February 20, 2023, by and between CION Investment Corporation and Mishmeret Trust Company Ltd. (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on February 28, 2023 (File No. 814-00941)).

(k)(21)

 Second Amendment to Third Amended and Restated Loan and Security Agreement, dated as of May 15, 2023, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank Trust Company, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 18, 2023 (File No. 814-00941)).

(k)(22)

Fifth Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (Class A-1 Notes), dated as of June 14, 2023, by and between Murray Hill Funding, LLC and UBS AG (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on June 15, 2023 (File No. 814-00941)).

(k)(23)

Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (Class A-R Notes), dated as of June 14, 2023, by and between Murray Hill Funding, LLC and UBS AG (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K filed with the SEC on June 15, 2023 (File No. 814-00941)).

(k)(24)

Note Purchase Agreement of CION Investment Corporation related to the 2027 Notes, dated as of November 8, 2023 (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on November 13, 2023 (File No. 814-00941)).

(k)(25)	Form of Indenture (Incorporated by reference to Exhibit (k)(25) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 12, 2024 (File No. 333-278658)).

(k)(26)

Third Amendment to Third Amended and Restated Loan and Security Agreement, dated as of May 14, 2024, by and among 34th Street Funding, LLC, JPMorgan Chase Bank, National Association, U.S. Bank Trust Company, National Association, U.S. Bank National Association and CION Investment Management, LLC (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 20, 2024 (File No. 814-00941)).

(l)	Opinion and Consent of Dechert LLP (Incorporated by reference to Exhibit (l) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 12, 2024 (File No. 333-278658)).

(m)	Not applicable.

(n)(1)*	Consent of RSM US LLP.

(n)(2)	Power of Attorney (Incorporated by reference to Exhibit (n)(2) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 12, 2024 (File No. 333-278658)).

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)

Code of Ethics of CION Investment Corporation, CION Investment Management, LLC, CION Investment Management II, LLC and Affiliated Advisers (Incorporated by reference to Exhibit 14.1 to Registrant’s Current Report on Form 8-K filed with the SEC on May 10, 2023 (File No. 814-00941)).

(s)	Calculation of Filing Fees Table (Incorporated by reference to Exhibit (s) to Registrant’s Registration Statement on Form N-2 filed with the SEC on April 12, 2024 (File No. 333-278658)).
*	Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in any prospectus supplement or any related free writing prospectus, if any, accompanying this prospectus.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred by us in connection with the offering described in this Registration Statement (excluding placement fees):

SEC registration fee	$51,660	*
FINRA filing fee	38,000	**
NYSE listing fee	125,000	**
Printing expenses	100,000	**
Legal fees and expenses	400,000	**
Accounting fees and expenses	200,000	**
Miscellaneous fees and expenses	50,000	**
Total	$964,660	**

*  Previously paid.

**  Estimated for filing purposes.

Item 28.	Persons Controlled by or Under Common Control with Registrant

The following list sets forth each of our subsidiaries, the state under whose laws the subsidiary is organized and the percentage of voting securities owned by us, directly or indirectly, in such subsidiary, which is included in our consolidated financial statements:

34th Street Funding, LLC (Delaware)	100.0%
CIC Holdco, LLC (Delaware)	100.0%
CION Agent, LLC	100.0%
Murray Hill Funding, LLC (Delaware)	100.0%
Murray Hill Funding II, LLC (Delaware)	100.0%
Park South, LLC (Delaware)	100.0%
View ITC, LLC (Delaware)	100.0%
View Rise, LLC (Delaware)	100.0%
View NWN, LLC (Delaware)	100.0%
View North, LLC (Delaware)	100.0%
View Speed, LLC (Delaware)	100.0%

Each of our subsidiaries listed above is consolidated for financial reporting purposes. In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the Prospectus.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of shareholders of record of our common stock as of June 10, 2024:

Number of
Title of Class	Record holders
Common stock, par value $0.001 per share	2,035

Item 30.	Indemnification

The information contained under the heading “Description of Securities” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

The Registrant may agree to indemnify underwriters or agents against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

The Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its professionals and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and any person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

Item 31.	Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which CIM, and each managing director, director or executive officer of CIM, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding CIM and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77235), and is incorporated by reference herein.

Item 32.	Locations of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, CION Investment Corporation, 100 Park Avenue, 25th Floor, New York, New York 10017;

(2) the Transfer Agent and Registrar, SS&C Technologies, Inc. (f/k/a DST Systems, Inc.), 430 West 7th Street, Kansas City, MO 64105;

(3) the Custodian, U.S. Bank, N.A., One Federal Street, Boston, MA 02110; and

(4) the Investment Adviser and the Administrator, CION Investment Management, LLC, 100 Park Avenue, 25th Floor, New York, New York 10017.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.
2.	Not applicable.
3.	The Registrant hereby undertakes:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)to include any prospectus required by Section 10(a)(3) of the Securities Act.

(2)to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs (a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration tatement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.Not applicable.
5.The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
7.Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 14th day of June, 2024.

CION INVESTMENT CORPORATION
By:	/s/ Michael A. Reisner
Name:	Michael A. Reisner
Title:	Co-Chairman, Co-Chief Executive Officer and Director (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated on June 14, 2024. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ Mark Gatto Mark Gatto	Co-Chairman, Co-Chief Executive Officer and Director (Principal Executive Officer)

/s/ Michael A. Reisner Michael A. Reisner	Co-Chairman, Co-Chief Executive Officer and Director (Principal Executive Officer)

/s/ Keith S. Franz Keith S. Franz	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

* Robert A. Breakstone	Director

* Catherine K. Choi	Director

* Edward J. Estrada	Director

* Peter I. Finlay	Director

* Earl V. Hedin	Director

* Aron I. Schwartz	Director

*Signed by Michael A. Reisner pursuant to a power of attorney signed by each individual and filed with this Registration Statement on April 4, 2024.